                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM N-CSR

                         CERTIFIED SHAREHOLDER REPORT OF
                   REGISTERED MANAGEMENT INVESTMENT COMPANIES

                   Investment Company Act file number 811-5912
--------------------------------------------------------------------------------

                             MFS SPECIAL VALUE TRUST
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                500 Boylston Street, Boston, Massachusetts 02116
--------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                                 Susan S. Newton
                    Massachusetts Financial Services Company
                               500 Boylston Street
                           Boston, Massachusetts 02116
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                    (Name and address of agents for service)

       Registrant's telephone number, including area code: (617) 954-5000
--------------------------------------------------------------------------------

                       Date of fiscal year end: October 31
--------------------------------------------------------------------------------

                   Date of reporting period: October 31, 2006
--------------------------------------------------------------------------------

ITEM 1. REPORTS TO STOCKHOLDERS.

MFS(R) SPECIAL VALUE TRUST

                             M F S(R)
                             INVESTMENT MANAGEMENT

[graphic omitted]

                                 ANNUAL REPORT
                                                                       10/31/06
                                                                        MFV-ANN

MFS(R) SPECIAL VALUE TRUST

LETTER FROM THE CEO                                               1
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PORTFOLIO COMPOSITION                                             2
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MANAGEMENT REVIEW                                                 3
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PORTFOLIO MANAGERS' PROFILES                                      5
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PERFORMANCE SUMMARY                                               6
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DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN                      9
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PORTFOLIO OF INVESTMENTS                                         10
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STATEMENT OF ASSETS AND LIABILITIES                              22
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STATEMENT OF OPERATIONS                                          23
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STATEMENTS OF CHANGES IN NET ASSETS                              24
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FINANCIAL HIGHLIGHTS                                             25
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NOTES TO FINANCIAL STATEMENTS                                    26
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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM          35
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RESULTS OF SHAREHOLDER MEETING                                   36
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TRUSTEES AND OFFICERS                                            37
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BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT                    43
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PROXY VOTING POLICIES AND INFORMATION                            47
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QUARTERLY PORTFOLIO DISCLOSURE                                   47
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FEDERAL TAX INFORMATION                                          47
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MFS(R) PRIVACY NOTICE                                            48
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CONTACT INFORMATION                                      BACK COVER
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TRUST OBJECTIVE: The Trust seeks to maintain an annual distribution rate of 10% based on its average daily net asset value, while seeking opportunities for capital appreciation.

New York Stock Exchange Symbol: MFV

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                      NOT FDIC INSURED o MAY LOSE VALUE o
              NO BANK OR CREDIT UNION GUARANTEE o NOT A DEPOSIT o
                NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR
                                   NCUA/NCUSIF
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

LETTER FROM THE CEO

[Photo of Robert J. Manning]

Dear Shareholders:

    What a difference a year can make. By the end of 2005, the Dow Jones Industrial Average had lost value over the course of the year, as stocks were beaten back by a myriad of investor worries, including a spike in oil prices, a rise in interest rates, and political uncertainty in the Middle East.

    Fast forward to 2006, and we have seen a dramatically different picture. While there were some fluctuations in the global markets in the first half of the year, the second half of 2006 has, so far, been good to many investors. Oil prices retreated, boosting consumer confidence, and interest rates have held steady. U.S. stock markets responded favorably to this news, as the Dow reached a record high in October, passing the 12,000 mark.

    What does all of this mean for you? If you're focused on a long-term investment strategy, the high points in the road -- and the bumps -- should not necessarily dictate portfolio action on your part. Markets are inherently cyclical, and we firmly believe that investors who remain committed to a long-term investment strategy are more likely to achieve their goals than those who consistently chase short-term performance.

    At MFS(R), our unique teamwork approach to managing money and our global research platform support an unwavering focus on helping you realize your long-term financial goals. We believe in a three-pronged investment strategy of allocating your holdings across major asset classes, diversifying within each class, and rebalancing regularly. Of course, these strategies cannot guarantee a profit or protect against a loss. Investing and planning for the long term require diligence and patience -- two traits that are essential to capitalizing on the many opportunities the financial markets can offer.

    Respectfully,

/s/ Robert J. Manning

    Robert J. Manning
    Chief Executive Officer and Chief Investment Officer
    MFS Investment Management(R)

    December 15, 2006

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

PORTFOLIO COMPOSITION

              PORTFOLIO STRUCTURE (i)

              Bonds                                      70.7%
              Common Stocks                              22.2%
              Preferred Stocks                            3.3%
              Floating Rate Loans                         1.5%
              Convertible Preferred Stocks                0.1%
              Cash & Other Net Assets                     2.2%

              TOP TEN HOLDINGS (i)
              Owens-Illinois, Inc.                        2.5%
              ------------------------------------------------
              Apache Corp.                                2.1%
              ------------------------------------------------
              ION Media Networks, Inc., 14.25%            1.9%
              ------------------------------------------------
              Tyco International Ltd.                     1.9%
              ------------------------------------------------
              Symantec Corp.                              1.9%
              ------------------------------------------------
              Warner Chilcott Ltd., "A"                   1.9%
              ------------------------------------------------
              Tenet Healthcare Corp.                      1.8%
              ------------------------------------------------
              Pall Corp.                                  1.7%
              ------------------------------------------------
              Nortel Networks Corp.                       1.5%
              ------------------------------------------------
              General Motors Acceptance Corp.,
              6.75%, 2014                                 1.5%
              ------------------------------------------------

              CREDIT QUALITY OF BONDS (r)
              AAA                                         0.2%
              ------------------------------------------------
              AA                                          0.1%
              ------------------------------------------------
              BBB                                         1.9%
              ------------------------------------------------
              BB                                         19.0%
              ------------------------------------------------
              B                                          48.1%
              ------------------------------------------------
              CCC                                        26.8%
              ------------------------------------------------
              C                                           0.5%
              ------------------------------------------------
              Not Rated                                   3.4%
              ------------------------------------------------

              PORTFOLIO FACTS

              Average Duration (d)                         4.2
              ------------------------------------------------
              Average Life (m)                        7.9 yrs.
              ------------------------------------------------
              Average Maturity (m)                    8.6 yrs.
              ------------------------------------------------
              Average Credit Quality of Rated
              Securities (long-term) (a)                     B
              ------------------------------------------------
              Average Credit Quality of Rated
              Securities (short-term) (a)                  A-1
              ------------------------------------------------

(a) The average credit quality of rated securities is based upon a market weighted average of portfolio holdings that are rated by public rating agencies.
(d) Duration is a measure of how much a bond's price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value.
(i) For purposes of this graphical presentation, the bond component includes both accrued interest amounts and the equivalent exposure from any derivative holdings, if applicable.
(m) The average maturity shown is calculated using the final stated maturity on the portfolio's holdings without taking into account any holdings which have been pre- refunded or pre-paid to an earlier date or which have a mandatory put date prior to the stated maturity. The average life shown takes into account these earlier dates.
(r) Each security is assigned a rating from Moody's Investors Service. If not rated by Moody's, the rating will be that assigned by Standard & Poor's. Likewise, if not assigned a rating by Standard & Poor's, it will be based on the rating assigned by Fitch, Inc. For those portfolios that hold a security which is not rated by any of the three agencies, the security is considered Not Rated. Holdings in U.S. Treasuries and government agency mortgage-backed securities, if any, are included in the "AAA"-rating category. Percentages are based on the total market value of investments as of 10/31/06.

Percentages are based on net assets as of 10/31/06, unless otherwise noted.

The portfolio is actively managed and current holdings may be different.

MANAGEMENT REVIEW

SUMMARY OF RESULTS

MFS Special Value Trust is a closed-end fund and maintains a portfolio that includes investments in fixed income and equity securities.

For the twelve months ended October 31, 2006, the MFS Special Value Trust provided a total return of 8.66%, at net asset value. This compares with a return of 10.33% for the trust's fixed income benchmark, the Lehman Brothers U.S. High-Yield Corporate Bond Index (the Lehman index), and a return of 21.46% for the trust's equity benchmark, the Russell 1000 Value Index (the Russell index).

DETRACTORS FROM PERFORMANCE

Within the fixed income portion of the trust, our holdings in the sovereign debt of the Republic of Argentina held back performance relative to the Lehman index.

In the equity portion of the trust, stock selection in the utilities and communications, basic materials, technology, health care, and energy sectors was the primary factor that detracted from performance relative to the Russell Index.

In the utilities and communications sector, power producer and marketer Calpine(c)(g) and global communications company Sprint Nextel(g) hurt relative performance. Calpine filed for Chapter 11 bankruptcy protection in December 2005 due to the company's inability to repay its debt. Sprint Nextel's stock decline appears to have been caused by weaker-than-expected net new subscribers and worries regarding the quality of their subscriber base.

In basic materials, package manufacturer Owens-Illinois was among the top detractors. In technology, global telecommunications equipment company Nortel Networks(c) dampened results. We believe Nortel's delay in filing the 2005 annual reports and restatement of certain prior period results, along with skepticism about the stock, contributed to the decline of the company's stock price.

In the health care sector, health services provider Tenet Healthcare held back relative performance. In energy, drilling rig operator GlobalSantaFe(c), oil and gas exploration and production company Apache, and oilfield services provider BJ Services(c)(g) had a negative impact on relative returns.

Stocks in other sectors that hurt results included home improvement products maker Masco and cable services provider Comcast(c)(g).

CONTRIBUTORS TO PERFORMANCE

Security selection in the fixed income portion of the trust was the principal contributor to performance relative to the Lehman index. Paxson Communications(g) and Smurfit Kappa Group(g) were among the top contributors. Our holdings in a bond issued by Asset Securitization Corp. and our exposure to securities with higher yields, relative to those in the index, also helped.

Respectfully,

John F. Addeo                 David P. Cole                 Kenneth J. Enright
Portfolio Manager             Portfolio Manager             Portfolio Manager

Note to Shareholders: On October 9, 2006, David P. Cole became a co-manager of the Trust. Previously, the Trust was co-managed by John F. Addeo, Kenneth J. Enright, and Scott B. Richards.

(c) Security is not a benchmark constituent.

(g) Security was not held in the portfolio at period end.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report, as stated on the cover, and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market and other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or as an indication of trading intent on behalf of any MFS fund. References to specific securities are not recommendations of such securities and may not be representative of any MFS fund's future or current investments.

PORTFOLIO MANAGERS' PROFILES

John F. Addeo, CFA, is Vice President of MFS Investment Management(R) (MFS(R)) and a portfolio manager of the high-yield bond portfolios for our mutual funds, variable annuities, offshore accounts and closed-end funds. John joined MFS as a research analyst in 1998 and became portfolio manager in 2001. He was named Associate Director of Fixed Income Research in 2004. He received a Bachelor of Science degree from Siena College in 1984. He holds the Chartered Financial Analyst (CFA) designation.

David P. Cole, CFA, is Vice President of MFS Investment Management(R) (MFS(R)). He is also a co-portfolio manager on the firm's high-yield portfolios and the high-yield segment of the MFS Diversified Income Fund. David joined MFS in 2004 after working for five years as a High Yield Analyst for Franklin Templeton Investments. Prior to this, he served as a Financial Economist/Treasury Market Analyst for Thomson Financial Services and three years as an Economist for Standard and Poor's. David has a bachelor's degree from Cornell University and an M.B.A from University of California, Berkeley. He holds the Chartered Financial Analyst (CFA) designation.

Kenneth J. Enright, CFA, is Senior Vice President and Director of Value Portfolio Management of MFS Investment Management(R) (MFS(R)) and a portfolio manager of the value and total return, or balanced, portfolios of our mutual funds, variable annuities, and offshore reinvestment products. Ken joined MFS in 1986 as a research analyst. He was named Assistant Vice President in 1987 and Vice President in 1988. He followed business services, coal, natural gas, oil, retail store, and supermarket stocks as an analyst prior to being named portfolio manager in 1993. He was named Senior Vice President in 1999 and Director of Value Portfolio Management. Ken is a graduate of Boston State College and received an M.B.A. degree from Babson College. He is a member of The Boston Security Analysts Society, Inc., and holds the Chartered Financial Analyst (CFA) designation.

PERFORMANCE SUMMARY THROUGH 10/31/06

All results are historical. Investment return and principal value will fluctuate, and shares, when sold, may be worth more or less than their original cost. More recent returns may be more or less than those shown. Past performance is no guarantee of future results.

PRICE SUMMARY

Year ended 10/31/06

                                                Date                    Price
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Net Asset Value                               10/31/06                   $9.52
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                                              10/31/05                   $9.66
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New York Stock Exchange Price                 10/31/06                  $10.91
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                                               9/06/06  (high) (t)      $11.11
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                                              12/29/05  (low) (t)        $9.17
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                                              10/31/05                  $10.85
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TOTAL RETURNS VS BENCHMARK

Year ended 10/31/06

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New York Stock Exchange Price (r)                                       10.88%
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Net Asset Value (r)                                                      8.66%
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Lehman Brothers U.S. High-Yield Corporate Bond Index (f)                10.33%
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Russell 1000 Value Index (f)                                            21.46%

(f) Source: FactSet Research Systems Inc.
(r) Includes reinvestment of dividends and capital gain distributions.
(t) For the period November 1, 2005 through October 31, 2006.

INDEX DEFINITIONS

Lehman Brothers U.S. High-Yield Corporate Bond Index - measures the universe of non-investment grade, fixed rate debt. Eurobonds and debt issues from countries designated as emerging markets (e.g., Argentina, Brazil, Venezuela, etc.) are excluded.

Russell 1000 Value Index - constructed to provide a comprehensive barometer for the value securities in the large-cap segment of the U.S. equity universe. Companies in this index generally have lower price-to-book ratios and lower forecasted growth values.

It is not possible to invest directly in an index.

NOTES TO PERFORMANCE SUMMARY

The trust's shares may trade at a discount to net asset value. Shareholders do not have the right to cause the trust to repurchase their shares at net asset value. When trust shares trade at a premium, buyers pay more than the net asset value underlying trust shares, and shares purchased at a premium would receive less than the amount paid for them in the event of the trust's liquidation. As a result, the total returns that are calculated based on the net asset value and New York Stock Exchange prices can be different.

The trust's monthly distributions may include a return of capital to shareholders. Distributions that are treated for federal income tax purposes as a return of capital will reduce each shareholder's basis in his or her shares and, to the extent the return of capital exceeds such basis, will be treated as gain to the shareholder from a sale of shares. Returns of shareholder capital have the effect of reducing the trust's assets and may increase the trust's expense ratio.

The trust's target annual distribution rate is calculated based on the trust's average daily net asset value, not a fixed share price, and the trust's dividend amount will fluctuate with changes in the trust's average daily net assets.

From time to time the trust may receive proceeds from litigation settlements, without which performance would be lower.

KEY RISK CONSIDERATIONS

Stock markets are volatile and can decline due to adverse issuer, political, regulatory or economic conditions. The value of the portfolio's equity investments will fluctuate in response to many factors including company specific factors as well as general market conditions. Foreign investments can be more volatile than U.S. investments. Changes in currency exchange rates may affect the portfolio's net asset value, the value of dividends and interest earned and gains and losses realized on the sale of securities. Investing in emerging markets can involve risks in addition to those generally associated with investing in more developed foreign markets. The portfolio's yield and share prices change daily based on the credit quality of its investments and changes in interest rates. In general, the value of debt securities will decline when interest rates rise and will increase when interest rates fall. Debt securities with longer maturity dates will be subject to greater price fluctuations than those with shorter maturities. Derivatives involve risks different from, and greater than, those of the underlying indicator's in whose value the derivative is based. The value of the derivative can move in unexpected ways and result in unanticipated losses and increased volatility if the value of the underlying indicator(s) does not move in the direction or the extent anticipated. Lower quality debt securities involve substantially greater risk of default and their value can decline significantly over time. When you sell shares, they may be worth more or less than the amount you paid for them.

Please see the prospectus for further information regarding these and other risks considerations.

These risks may increase share price volatility.

In accordance with Section 23(c) of the Investment Company Act of 1940, the trust hereby gives notice that it may from time to time repurchase shares of the trust in the open market at the option of the Board of Trustees and on such terms as the Trustees shall determine.

DIVIDEND REINVESTMENT AND
CASH PURCHASE PLAN

The trust offers a Dividend Reinvestment and Cash Purchase Plan that allows you to reinvest either all of the distributions paid by the trust or only the long-term capital gains. Purchases are made at the market price unless that price exceeds the net asset value (the shares are trading at a premium). If the shares are trading at a premium, purchases will be made at a discounted price of either the net asset value or 95% of the market price, whichever is greater. Twice each year you can also buy shares. Investments may be made in any amount over $100 in January and July on the 15th of the month or shortly thereafter.

If your shares are in the name of a brokerage firm, bank, or other nominee, you can ask the firm or nominee to participate in the plan on your behalf. If the nominee does not offer the plan, you may wish to request that your shares be re-registered in your own name so that you can participate.

There is no service charge to reinvest distributions, nor are there brokerage charges for shares issued directly by the trust. However, when shares are bought on the New York Stock Exchange or otherwise on the open market, each participant pays a pro rata share of the commissions. The automatic reinvestment of distributions does not relieve you of any income tax that may be payable (or required to be withheld) on the distributions.

To enroll in or withdraw from the plan, or if you have any questions, call 1-800-637-2304 any business day from 8 a.m. to 8 p.m. Eastern time. Please have available the name of the trust and your account and Social Security numbers. For certain types of registrations, such as corporate accounts, instructions must be submitted in writing. Please call for additional details. When you withdraw from the plan, you can receive the value of the reinvested shares in one of two ways: a check for the value of the full and fractional shares, or a certificate for the full shares and a check for the fractional shares.

The trust has amended the plan to appoint Computershare Trust Company, N.A. (the Transfer Agent for the trust as of December 18, 2006) as agent for the plan. The effective date for the amendment is May 1, 2007. Under the terms of the plan, if you do not withdraw from the plan prior to May 1, 2007, you will be deemed to accept the appointment of Computershare Trust Company, N.A. as your agent under the plan.

PORTFOLIO OF INVESTMENTS
10/31/06

The Portfolio of Investments is a complete list of all securities owned by your trust. It is categorized by broad-based asset classes.

Bonds - 68.8%
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ISSUER                                                          SHARES/PAR       VALUE ($)
-------------------------------------------------------------------------------------------
Aerospace - 0.1%
-------------------------------------------------------------------------------------------
Vought Aircraft Industry, Inc., 8%, 2011                        $   60,000      $    56,700
-------------------------------------------------------------------------------------------
Airlines - 0.9%
-------------------------------------------------------------------------------------------
Continental Airlines, Inc., 8.307%, 2018                        $  207,668      $   210,783
Continental Airlines, Inc., 6.795%, 2018                           307,829          299,830
Continental Airlines, Inc., 7.566%, 2020                            54,784           54,852
                                                                                -----------
                                                                                $   565,465
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Apparel Manufacturers - 1.1%
-------------------------------------------------------------------------------------------
Levi Strauss & Co., 9.75%, 2015                                 $  345,000      $   365,700
Propex Fabrics, Inc., 10%, 2012                                    395,000          355,500
                                                                                -----------
                                                                                $   721,200
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Asset Backed & Securitized - 2.9%
-------------------------------------------------------------------------------------------
Anthracite CDO Ltd., 6%, 2037 (z)                               $  450,000      $   392,396
Asset Securitization Corp., FRN, 8.4999%, 2029 (z)                 700,000          759,931
Falcon Franchise Loan LLC, FRN, 3.8455%, 2025 (i)(z)               552,834           86,773
Morgan Stanley Capital I, Inc., FRN, 1.4471%, 2039 (i)(n)          697,506           43,272
Preferred Term Securities XII Ltd., 9.8%, 2033 (e)(z)              225,000          195,750
Preferred Term Securities XVI Ltd., 14%, 2035 (e)(z)               300,000          264,375
Preferred Term Securities XVII Ltd., 9.3%, 2035 (e)(z)             187,000          152,873
                                                                                -----------
                                                                                $ 1,895,370
-------------------------------------------------------------------------------------------
Automotive - 6.8%
-------------------------------------------------------------------------------------------
Cooper Standard Automotive, Inc., 8.375%, 2014                  $  340,000      $   250,750
Ford Motor Co., 7.45%, 2031                                        293,000          229,639
Ford Motor Credit Co., 6.625%, 2008                                 94,000           92,225
Ford Motor Credit Co., 5.8%, 2009                                  475,000          453,701
Ford Motor Credit Co., 9.75%, 2010 (n)                             440,000          453,732
Ford Motor Credit Co., 8.625%, 2010                                125,000          124,441
Ford Motor Credit Co., 7%, 2013                                    480,000          446,219
General Motors Acceptance Corp., 6.875%, 2011                      414,000          416,842
General Motors Acceptance Corp., 6.75%, 2014                       937,000          928,976
General Motors Corp., 7.2%, 2011                                   145,000          135,212
General Motors Corp., 8.375%, 2033                                 526,000          468,140
Goodyear Tire & Rubber Co., 9%, 2015                               420,000          424,725
                                                                                -----------
                                                                                $ 4,424,602
-------------------------------------------------------------------------------------------
Broadcasting - 5.2%
-------------------------------------------------------------------------------------------
Allbritton Communications Co., 7.75%, 2012                      $  350,000      $   351,750
Barrington Broadcasting Group, 10.5%, 2014 (n)                     175,000          172,812
EchoStar DBS Corp., 6.375%, 2011                                   150,000          148,500
Granite Broadcasting Corp., 9.75%, 2010                            340,000          317,050
Hughes Network Systems LLC, 9.5%, 2014 (n)                         145,000          150,075
Inmarsat Finance II PLC, 0% to 2008, 10.375% to 2012               360,000          322,200
Intelsat Ltd., 7.625%, 2012                                        230,000          207,575
Intelsat Ltd., 9.25%, 2016 (n)                                     125,000          133,437
Intelsat Ltd., 11.25%, 2016 (n)                                    205,000          223,194
Intelsat Ltd., 0% to 2010, 9.25% to 2015                           180,000          136,350
Intelsat Subsidiary Holding Co. Ltd., 8.625%, 2015                 135,000          140,062
LBI Media Holdings, Inc., 0% to 2008, 11% to 2013                  875,000          740,469
XM Satellite Radio, Inc., 9.75%, 2014                              250,000          237,500
Young Broadcasting, Inc., 10%, 2011                                110,000          103,950
                                                                                -----------
                                                                                $ 3,384,924
-------------------------------------------------------------------------------------------
Building - 2.1%
-------------------------------------------------------------------------------------------
Associated Materials, Inc., 0% to 2009, 11.25% to 2014          $  110,000      $    64,625
Goodman Global Holdings, Inc., 7.875%, 2012                        225,000          216,000
Interface, Inc., 10.375%, 2010                                     180,000          197,100
Interface, Inc., 9.5%, 2014                                        170,000          176,375
Nortek Holdings, Inc., 8.5%, 2014                                  150,000          143,250
Nortek Holdings, Inc., 0% to 2009, 10.75% to 2014                  807,000          552,795
                                                                                -----------
                                                                                $ 1,350,145
-------------------------------------------------------------------------------------------
Business Services - 1.0%
-------------------------------------------------------------------------------------------
Nortel Networks Ltd., 10.75%, 2016 (n)                          $  105,000      $   112,350
Northern Telecom Corp., 6.875%, 2023                                75,000           61,875
SunGard Data Systems, Inc., 10.25%, 2015                           470,000          492,325
                                                                                -----------
                                                                                $   666,550
-------------------------------------------------------------------------------------------
Cable TV - 3.8%
-------------------------------------------------------------------------------------------
CCH I Holdings LLC, 11%, 2015                                   $  533,000      $   513,679
CCH II Holdings LLC, 10.25%, 2010                                  395,000          407,837
CSC Holdings, Inc., 6.75%, 2012 (n)                                215,000          212,044
Kabel Deutschland, 10.625%, 2014 (n)                               230,000          248,687
Mediacom LLC, 9.5%, 2013                                           440,000          451,550
NTL Cable PLC, 9.125%, 2016                                        173,000          181,866
Telenet Group Holdings N.V., 0% to 2008, 11.5% to 2014 (n)         510,000          458,363
                                                                                -----------
                                                                                $ 2,474,026
-------------------------------------------------------------------------------------------
Chemicals - 3.1%
-------------------------------------------------------------------------------------------
Basell AF SCA, 8.375%, 2015 (n)                                 $   96,000      $    97,440
Crystal U.S. Holdings LLC, "A", 0% to 2009, 10% to 2014             36,000           29,790
Crystal U.S. Holdings LLC, "B", 0% to 2009, 10.5% to 2014          520,000          436,800
Equistar Chemicals LP, 10.625%, 2011                                40,000           42,800
Huntsman International LLC, 10.125%, 2009                            1,000            1,015
Innophos, Inc., 8.875%, 2014                                       115,000          114,712
KI Holdings, Inc., 0% to 2009, 9.875% to 2014                      547,000          415,720
Lyondell Chemical Co., 11.125%, 2012                               340,000          368,050
Nalco Co., 8.875%, 2013                                            505,000          531,513
Rockwood Specialties Group, Inc., 10.625%, 2011                      4,000            4,290
                                                                                -----------
                                                                                $ 2,042,130
-------------------------------------------------------------------------------------------
Consumer Goods & Services - 1.6%
-------------------------------------------------------------------------------------------
AAC Group Holding Corp., 12.75%, 2012 (n)(p)                    $  245,110      $   257,978
Affinion Group, Inc., 11.5%, 2015                                  195,000          203,287
GEO Group, Inc., 8.25%, 2013                                       210,000          211,575
Jarden Corp., 9.75%, 2012                                          105,000          111,037
Playtex Products, Inc., 9.375%, 2011                                65,000           67,600
Visant Holding Corp., 8.75%, 2013                                  175,000          179,375
                                                                                -----------
                                                                                $ 1,030,852
-------------------------------------------------------------------------------------------
Containers - 1.2%
-------------------------------------------------------------------------------------------
Berry Plastics Holding Corp., 8.875%, 2014 (n)                  $  145,000      $   146,450
Graham Packaging Co. LP, 9.875%, 2014                              450,000          451,125
Owens-Brockway Glass Container, Inc., 8.25%, 2013                  160,000          164,800
                                                                                -----------
                                                                                $   762,375
-------------------------------------------------------------------------------------------
Defense Electronics - 0.2%
-------------------------------------------------------------------------------------------
L-3 Communications Holdings, Inc., 6.125%, 2014                 $  130,000      $   128,050
-------------------------------------------------------------------------------------------
Electronics - 0.6%
-------------------------------------------------------------------------------------------
NXP B.V./NXP Funding LLC, 7.875%, 2014 (z)                      $   85,000      $    86,275
Sensata Technologies B.V., 8%, 2014 (n)                            320,000          308,800
                                                                                -----------
                                                                                $   395,075
-------------------------------------------------------------------------------------------
Emerging Market Quasi-Sovereign - 0.9%
-------------------------------------------------------------------------------------------
Gazprom OAO, 9.625%, 2013 (n)                                   $  150,000      $   178,125
Gazprom OAO, 9.625%, 2013                                           60,000           71,250
Nak Naftogaz Ukrainy, 8.125%, 2009                                 200,000          193,134
Pemex Project Funding Master Trust, 8.625%, 2022                   143,000          174,460
                                                                                -----------
                                                                                $   616,969
-------------------------------------------------------------------------------------------
Emerging Market Sovereign - 1.3%
-------------------------------------------------------------------------------------------
Federative Republic of Brazil, 8.875%, 2019                     $  242,000      $   292,578
Republic of Argentina, FRN, 0%, 2035                             1,996,000          222,554
Republic of Ecuador, 10%, 2030                                     196,000          195,706
Republic of Panama, 9.375%, 2029                                    93,000          120,668
Republic of Panama, 6.7%, 2036                                      28,000           28,238
                                                                                -----------
                                                                                $   859,744
-------------------------------------------------------------------------------------------
Energy - Independent - 1.5%
-------------------------------------------------------------------------------------------
Chesapeake Energy Corp., 6.375%, 2015                           $  425,000      $   410,125
Chesapeake Energy Corp., 6.875%, 2016                              285,000          282,862
Hilcorp Energy I, 9%, 2016 (n)                                     130,000          134,550
Whiting Petroleum Corp., 7%, 2014                                  135,000          132,975
                                                                                -----------
                                                                                $   960,512
-------------------------------------------------------------------------------------------
Entertainment - 1.7%
-------------------------------------------------------------------------------------------
AMC Entertainment, Inc., 11%, 2016                              $  180,000      $   199,125
HRP Myrtle Beach Operations, FRN, 10.12%, 2012 (z)                 155,000          154,612
Marquee Holdings, Inc., 0% to 2009, 12% to 2014                    415,000          324,738
Six Flags, Inc., 8.875%, 2010                                      180,000          174,600
Six Flags, Inc., 9.75%, 2013                                       266,000          246,050
                                                                                -----------
                                                                                $ 1,099,125
-------------------------------------------------------------------------------------------
Food & Beverages - 0.3%
-------------------------------------------------------------------------------------------
Chaoda Modern Agriculture Holdings, 7.75%, 2010 (n)             $  224,000      $   220,640
-------------------------------------------------------------------------------------------
Forest & Paper Products - 1.8%
-------------------------------------------------------------------------------------------
Jefferson Smurfit Corp., 8.25%, 2012                            $  507,000      $   491,790
JSG Funding PLC, 7.75%, 2015                                        30,000           28,275
Millar Western Forest Products Ltd., 7.75%, 2013                   260,000          214,500
Stone Container Corp., 7.375%, 2014                                 90,000           82,688
Verso Paper Holdings LLC, 9.125%, 2014 (n)                         100,000          101,500
Verso Paper Holdings LLC, 11.375%, 2016 (n)                        250,000          253,750
                                                                                -----------
                                                                                $ 1,172,503
-------------------------------------------------------------------------------------------
Gaming & Lodging - 4.7%
-------------------------------------------------------------------------------------------
Caesars Entertainment, Inc., 7%, 2013                           $  295,000      $   298,580
Greektown Holdings, 10.75%, 2013 (n)                               345,000          364,837
Harrah's Entertainment, Inc., 5.75%, 2017                          205,000          168,960
Majestic Star Casino LLC, 9.75%, 2011                              220,000          201,300
MTR Gaming Group, Inc., 9%, 2012 (n)                                80,000           81,100
NCL Corp. Ltd., 10.625%, 2014                                      360,000          351,000
Pinnacle Entertainment, Inc., 8.25%, 2012                          195,000          197,925
Pokagon Gaming Authority, 10.375%, 2014 (n)                        180,000          193,050
Resorts International Hotel & Casino, Inc., 11.5%, 2009            400,000          401,000
Station Casinos, Inc., 6.5%, 2014                                  485,000          442,563
Trump Entertainment Resorts Holdings, Inc., 8.5%, 2015             140,000          137,025
Wynn Las Vegas LLC, 6.625%, 2014                                   230,000          225,400
                                                                                -----------
                                                                                $ 3,062,740
-------------------------------------------------------------------------------------------
Industrial - 2.9%
-------------------------------------------------------------------------------------------
Amsted Industries, Inc., 10.25%, 2011 (z)                       $  195,000      $   209,625
Blount, Inc., 8.875%, 2012                                         190,000          190,000
Da-Lite Screen Co., Inc., 9.5%, 2011                               120,000          126,600
Education Management LLC, 10.25%, 2016 (n)                         205,000          212,687
JohnsonDiversey Holdings, Inc., "B", 9.625%, 2012                  380,000          388,075
JohnsonDiversey Holdings, Inc., 0% to 2007, 10.67% to 2013         169,000          152,522
Knowledge Learning Corp., 7.75%, 2015 (z)                           85,000           80,538
Milacron Escrow Corp., 11.5%, 2011                                 330,000          318,038
RBS Global & Rexnord Corp., 9.5%, 2014 (n)                         140,000          144,900
RBS Global & Rexnord Corp., 11.75%, 2016 (n)                        80,000           83,200
                                                                                -----------
                                                                                $ 1,906,185
-------------------------------------------------------------------------------------------
Machinery & Tools - 0.7%
-------------------------------------------------------------------------------------------
Case Corp., 7.25%, 2016                                         $   95,000      $    95,594
Case New Holland, Inc., 9.25%, 2011                                120,000          127,350
Case New Holland, Inc., 7.125%, 2014                               215,000          216,612
                                                                                -----------
                                                                                $   439,556
-------------------------------------------------------------------------------------------
Medical & Health Technology & Services - 4.8%
-------------------------------------------------------------------------------------------
Accellent, Inc., 10.5%, 2013                                    $  135,000      $   141,075
CDRV Investors, Inc., 0% to 2010, 9.625% to 2015                   445,000          344,875
DaVita, Inc., 6.625%, 2013                                          80,000           78,800
DaVita, Inc., 7.25%, 2015                                          150,000          149,250
Hanger Orthopedic Group, 10.25%, 2014                              155,000          158,100
HCA, Inc., 8.75%, 2010                                              70,000           70,700
HCA, Inc., 6.375%, 2015                                            815,000          652,000
HealthSouth Corp., 10.75%, 2016 (n)                                415,000          425,375
Psychiatric Solutions, Inc., 7.75%, 2015                           125,000          123,750
Select Medical Corp., 7.625%, 2015                                 360,000          301,500
Triad Hospitals, Inc., 7%, 2013                                     45,000           43,763
US Oncology, Inc., 10.75%, 2014                                    350,000          385,000
Vanguard Health Holding II, 9%, 2014                               225,000          217,688
                                                                                -----------
                                                                                $ 3,091,876
-------------------------------------------------------------------------------------------
Metals & Mining - 0.2%
-------------------------------------------------------------------------------------------
Arch Western Finance LLC, 6.75%, 2013                           $  130,000      $   125,450
-------------------------------------------------------------------------------------------
Natural Gas - Pipeline - 1.3%
-------------------------------------------------------------------------------------------
ANR Pipeline Co., 9.625%, 2021                                  $  105,000      $   130,678
Atlas Pipeline Partners, 8.125%, 2015                               80,000           81,600
Colorado Interstate Gas Co., 5.95%, 2015                            95,000           91,317
El Paso Energy Corp., 7%, 2011                                     250,000          253,750
El Paso Energy Corp., 7.75%, 2013                                  165,000          169,125
El Paso Performance-Linked, 7.75%, 2011 (n)                        140,000          144,900
                                                                                -----------
                                                                                $   871,370
-------------------------------------------------------------------------------------------
Network & Telecom - 2.4%
-------------------------------------------------------------------------------------------
Cincinnati Bell, Inc., 8.375%, 2014                             $  235,000      $   239,700
Global Crossing UK Finance, 10.75%, 2014                           180,000          193,500
Hawaiian Telecom Communications, Inc., 9.75%, 2013                 130,000          134,550
Hawaiian Telecom Communications, Inc., 12.5%, 2015                 195,000          208,162
Nordic Telephone Co. Holdings, 8.875%, 2016 (n)                    105,000          109,988
Qwest Corp., 7.875%, 2011                                          145,000          153,519
Qwest Corp., 8.875%, 2012                                          175,000          192,500
Time Warner Telecom Holdings, Inc., 9.25%, 2014                    210,000          221,550
Windstream Corp., 8.625%, 2016 (n)                                  95,000          102,481
                                                                                -----------
                                                                                $ 1,555,950
-------------------------------------------------------------------------------------------
Oil Services - 0.4%
-------------------------------------------------------------------------------------------
Basic Energy Services, Inc., 7.125%, 2016                       $  110,000      $   104,775
Hanover Compressor Co., 9%, 2014                                   125,000          133,125
                                                                                -----------
                                                                                $   237,900
-------------------------------------------------------------------------------------------
Other Banks & Diversified Financials - 0.7%
-------------------------------------------------------------------------------------------
ATF Bank, 9%, 2016 (n)                                          $  142,000      $   139,291
ATF Bank JSC, 9.25%, 2012 (n)                                      219,000          222,285
Russian Standard Finance S.A., 8.625%, 2011 (n)                    101,000          100,495
                                                                                -----------
                                                                                $   462,071
-------------------------------------------------------------------------------------------
Pharmaceuticals - 0.4%
-------------------------------------------------------------------------------------------
Warner Chilcott Corp., 8.75%, 2015                              $  244,000      $   251,930
-------------------------------------------------------------------------------------------
Printing & Publishing - 2.8%
-------------------------------------------------------------------------------------------
American Media Operations, Inc., 8.875%, 2011                   $  260,000      $   230,750
Dex Media, Inc., 0% to 2008, FRN to 2013                           545,000          474,831
Dex Media, Inc., 0% to 2008, FRN to 2013                           210,000          182,962
Houghton Mifflin Co., 0% to 2008, 11.5% to 2013                    385,000          347,462
PRIMEDIA, Inc., 8.875%, 2011                                       295,000          292,788
PRIMEDIA, Inc., 8%, 2013                                            25,000           23,313
R.H. Donnelley Corp., 8.875%, 2016                                 240,000          247,500
                                                                                -----------
                                                                                $ 1,799,606
-------------------------------------------------------------------------------------------
Railroad & Shipping - 0.2%
-------------------------------------------------------------------------------------------
TFM S.A. de C.V., 9.375%, 2012                                  $  121,000      $   129,168
-------------------------------------------------------------------------------------------
Restaurants - 0.4%
-------------------------------------------------------------------------------------------
Denny's Corp. Holdings, Inc., 10%, 2012                         $  100,000      $   104,000
El Pollo Loco, Inc., 11.75%, 2013 (n)                              135,000          143,775
                                                                                -----------
                                                                                $   247,775
-------------------------------------------------------------------------------------------
Retailers - 2.6%
-------------------------------------------------------------------------------------------
Buhrmann U.S., Inc., 7.875%, 2015                               $  180,000      $   171,000
Burlington Coat Factory Warehouse Corp., 11.125%, 2014 (n)         235,000          231,181
Burlington Coat Factory Warehouse Corp., 0% to 2008,
14.5% to 2014 (n)                                                  385,000          327,250
Couche-Tard, Inc., 7.5%, 2013                                      170,000          174,250
Eye Care Centers of America, 10.75%, 2015                          145,000          158,413
Jean Coutu Group (PJC), Inc., 7.625%, 2012                         115,000          120,750
Mothers Work, Inc., 11.25%, 2010                                   140,000          147,875
Neiman Marcus Group, Inc., 9%, 2015                                165,000          176,963
Neiman Marcus Group, Inc., 10.375%, 2015                           140,000          153,125
                                                                                -----------
                                                                                $ 1,660,807
-------------------------------------------------------------------------------------------
Specialty Stores - 0.9%
-------------------------------------------------------------------------------------------
GSC Holdings Corp., 8%, 2012                                    $  235,000      $   243,812
Michaels Stores, Inc., 11.375%, 2016 (z)                           225,000          225,281
Payless ShoeSource, Inc., 8.25%, 2013                              125,000          127,500
                                                                                -----------
                                                                                $   596,593
-------------------------------------------------------------------------------------------
Steel - 1.1%
-------------------------------------------------------------------------------------------
Chaparral Steel Co., 10%, 2013                                  $  155,000      $   173,600
FMG Finance Ltd., 10.625%, 2016 (n)                                325,000          320,125
PNA Group, Inc., 10.75%, 2016 (n)                                  210,000          216,300
                                                                                -----------
                                                                                $   710,025
-------------------------------------------------------------------------------------------
Telecommunications - Wireless - 1.1%
-------------------------------------------------------------------------------------------
Centennial Communications Corp., 10%, 2013                      $   30,000      $    31,125
Centennial Communications Corp., 10.125%, 2013                     140,000          150,150
Rogers Wireless, Inc., 7.5%, 2015                                   65,000           69,388
Rural Cellular Corp., 9.75%, 2010                                  213,000          215,663
Wind Acquisition Finance S.A., 10.75%, 2015 (n)                    225,000          250,031
                                                                                -----------
                                                                                $   716,357
-------------------------------------------------------------------------------------------
Tobacco - 0.5%
-------------------------------------------------------------------------------------------
Reynolds American, Inc., 7.3%, 2015 (n)                         $  340,000      $   353,282
-------------------------------------------------------------------------------------------
Transportation - 0.4%
-------------------------------------------------------------------------------------------
PT Arpeni Pratama Ocean Line Tbk, 8.75%, 2013 (n)               $  275,000      $   275,636
-------------------------------------------------------------------------------------------
Utilities - Electric Power - 2.2%
-------------------------------------------------------------------------------------------
Edison Mission Energy, 7.75%, 2016 (n)                          $  160,000      $   165,200
Midwest Generation LLC, 8.75%, 2034                                145,000          156,781
Mission Energy Holding Co., 13.5%, 2008                            130,000          144,950
NGC Corp. Capital Trust, 8.316%, 2027                              275,000          253,688
NRG Energy, Inc., 7.375%, 2016                                     430,000          434,838
Reliant Energy, Inc., 6.75%, 2014                                  100,000           95,375
Reliant Resources, Inc., 9.25%, 2010                               200,000          207,000
                                                                                -----------
                                                                                $ 1,457,832
-------------------------------------------------------------------------------------------
TOTAL BONDS (IDENTIFIED COST, $43,355,607)                                      $44,779,066
-------------------------------------------------------------------------------------------
Common Stocks - 22.2%
-------------------------------------------------------------------------------------------
Chemicals - 0.8%
-------------------------------------------------------------------------------------------
Huntsman Corp. (a)(l)                                               20,800      $   359,216
Nalco Holding Co. (a)(l)                                             6,600          133,518
                                                                                -----------
                                                                                $   492,734
-------------------------------------------------------------------------------------------
Computer Software - 1.9%
-------------------------------------------------------------------------------------------
Symantec Corp. (a)(l)                                               61,100      $ 1,212,224
-------------------------------------------------------------------------------------------
Construction - 1.4%
-------------------------------------------------------------------------------------------
Masco Corp. (l)                                                     33,700      $   931,805
-------------------------------------------------------------------------------------------
Consumer Goods & Services - 0.3%
-------------------------------------------------------------------------------------------
Brink's Co. (l)                                                      3,700      $   194,213
-------------------------------------------------------------------------------------------
Containers - 2.6%
-------------------------------------------------------------------------------------------
Crown Holdings, Inc. (a)(l)                                          5,600      $   108,864
Owens-Illinois, Inc. (a)(l)                                         97,000        1,610,200
                                                                                -----------
                                                                                $ 1,719,064
-------------------------------------------------------------------------------------------
Electrical Equipment - 1.9%
-------------------------------------------------------------------------------------------
Tyco International Ltd.                                             41,200      $ 1,212,516
-------------------------------------------------------------------------------------------
Energy - Independent - 2.4%
-------------------------------------------------------------------------------------------
Apache Corp. (l)                                                    21,100      $ 1,378,252
Foundation Coal Holdings, Inc. (l)                                   5,120          187,955
                                                                                -----------
                                                                                $ 1,566,207
-------------------------------------------------------------------------------------------
Medical & Health Technology & Services - 1.8%
-------------------------------------------------------------------------------------------
Tenet Healthcare Corp. (a)(l)                                      164,600      $ 1,162,076
-------------------------------------------------------------------------------------------
Medical Equipment - 1.7%
-------------------------------------------------------------------------------------------
Pall Corp. (l)                                                      35,400      $ 1,129,260
-------------------------------------------------------------------------------------------
Natural Gas - Distribution - 0.2%
-------------------------------------------------------------------------------------------
Ferrell Gas Partners LP                                              6,088      $   137,102
-------------------------------------------------------------------------------------------
Natural Gas - Pipeline - 1.1%
-------------------------------------------------------------------------------------------
Williams Cos., Inc. (l)                                             30,000      $   732,900
-------------------------------------------------------------------------------------------
Network & Telecom - 1.5%
-------------------------------------------------------------------------------------------
Nortel Networks Corp. (a)(l)                                       439,300      $   979,639
-------------------------------------------------------------------------------------------
Oil Services - 1.1%
-------------------------------------------------------------------------------------------
GlobalSantaFe Corp. (l)                                             13,630      $   707,397
-------------------------------------------------------------------------------------------
Pharmaceuticals - 2.7%
-------------------------------------------------------------------------------------------
Warner Chilcott Ltd., "A" (a)                                       91,400      $ 1,206,480
Wyeth                                                               10,600          540,918
                                                                                -----------
                                                                                $ 1,747,398
-------------------------------------------------------------------------------------------
Printing & Publishing - 0.0%
-------------------------------------------------------------------------------------------
Golden Books Family Entertainment, Inc. (a)                         53,266      $         0
-------------------------------------------------------------------------------------------
Telephone Services - 0.3%
-------------------------------------------------------------------------------------------
Adelphia Business Solutions, Inc. (a)                               40,000      $         0
Windstream Corp.                                                    13,500          185,220
                                                                                -----------
                                                                                $   185,220
-------------------------------------------------------------------------------------------
Utilities - Electric Power - 0.5%
-------------------------------------------------------------------------------------------
NRG Energy, Inc. (a)(l)                                              6,227      $   299,830
-------------------------------------------------------------------------------------------
TOTAL COMMON STOCKS (IDENTIFIED COST, $14,481,389)                              $14,409,585
-------------------------------------------------------------------------------------------
Floating Rate Loans - 1.5% (g)(r)
-------------------------------------------------------------------------------------------
Broadcasting - 0.0%
-------------------------------------------------------------------------------------------
Emmis Communications Corp., Term Loan, 2013 (o)                 $    1,964      $     1,973
-------------------------------------------------------------------------------------------
Containers - 0.6%
-------------------------------------------------------------------------------------------
Altivity Packaging LLC, Second Lien Term Loan, 10.3225%, 2013   $  284,091      $   287,109
Altivity Packaging LLC, Second Lien Term Loan, 10.32%, 2013         90,909           91,875
                                                                                -----------
                                                                                $   378,984
-------------------------------------------------------------------------------------------
Gaming & Lodging - 0.4%
-------------------------------------------------------------------------------------------
Gulfside Casino, Term Loan B, 10.3508%, 2012                    $  230,973      $   232,706
-------------------------------------------------------------------------------------------
Oil Services - 0.4%
-------------------------------------------------------------------------------------------
MEG Energy Corp., Bridge Term Loan, 10.12%, 2013                $  288,431      $   286,989
-------------------------------------------------------------------------------------------
Specialty Stores - 0.1%
-------------------------------------------------------------------------------------------
Michaels Stores, Inc., Term Loan, 2013 (o)                      $   80,637      $    80,939
-------------------------------------------------------------------------------------------
TOTAL FLOATING RATE LOANS (IDENTIFIED COST, $975,560)                           $   981,591
-------------------------------------------------------------------------------------------
Convertible Preferred Stocks - 0.1%
-------------------------------------------------------------------------------------------
Real Estate - 0.1%
-------------------------------------------------------------------------------------------
Mills Corp., 6.75% (n) (Identified Cost, $78,750)                      100      $    86,125
-------------------------------------------------------------------------------------------
Preferred Stocks - 3.3%
-------------------------------------------------------------------------------------------
Broadcasting - 3.3%
-------------------------------------------------------------------------------------------
ION Media Networks, Inc., 14.25% (p)                                   158      $ 1,267,950
Spanish Broadcasting Systems, Inc., "B", 10.75%                        775          852,500
                                                                                -----------
                                                                                $ 2,120,450
-------------------------------------------------------------------------------------------
Real Estate - 0.0%
-------------------------------------------------------------------------------------------
HRPT Properties Trust, REIT, "B", 8.75% (l)                            200      $     5,110
-------------------------------------------------------------------------------------------
TOTAL PREFERRED STOCKS (IDENTIFIED COST, $2,064,332)                            $ 2,125,560
-------------------------------------------------------------------------------------------
Warrants - 0.5%
-------------------------------------------------------------------------------------------
                                             STRIKE   FIRST
ISSUER                                       PRICE   EXERCISE   SHARES/PAR       VALUE ($)
-------------------------------------------------------------------------------------------
Emerging Market Sovereign - 0.5%
-------------------------------------------------------------------------------------------
Republic of Venezuela, Oil-Indexed Payment
Obligation, expires 2020 (Identified Cost,
$342,671)                                      N/A      N/A          9,315         $300,409
-------------------------------------------------------------------------------------------
Short-Term Obligations - 2.3%
-------------------------------------------------------------------------------------------
General Electric Co., 5.3%, due 11/01/06, at Amortized Cost
and Value (y)                                                   $1,522,000      $ 1,522,000
-------------------------------------------------------------------------------------------
Collateral for Securities Loaned - 14.8%
-------------------------------------------------------------------------------------------
Navigator Securities Lending Prime Portfolio, at Cost and
Net Asset Value                                                 $9,635,396      $ 9,635,396
-------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (IDENTIFIED COST, $72,455,705) (k)                            $73,839,732
-------------------------------------------------------------------------------------------
Other Assets, Less Liabilities - (13.5)%                                         (8,795,317)
-------------------------------------------------------------------------------------------
NET ASSETS - 100.0%                                                             $65,044,415
-------------------------------------------------------------------------------------------

(a) Non-income producing security.
(e) The rate shown represents a current effective yield.
(g) The rate shown represents a weighted average coupon rate on settled positions at period end.
(i) Interest only security for which the trust receives interest on notional principal (Par amount). Par amount shown is the notional principal and does not reflect the cost of the security.
(k) As of October 31, 2006, the trust held securities fair valued in accordance with the policies adopted by the Board of Trustees, aggregating $43,736,196 and 59.23% of market value. An independent pricing service provided an evaluated bid for 58.20% of the market value.
(l) All or a portion of this security is on loan.
(n) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $8,600,693, representing 13.2% of net assets.
(o) All or a portion of this position has not settled. Upon settlement date, interest rates will be determined.
(p) Payment-in-kind security.
(r) Remaining maturities of floating rate loans may be less than stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty. These loans may be subject to restrictions on resale.
    Floating rate loans generally have rates of interest which are determined periodically by reference to a base lending rate plus a premium.
(y) The rate shown represents an annualized yield at time of purchase.
(z) Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The trust holds the following restricted securities:

                                                                                     CURRENT
                                                    ACQUISITION      ACQUISITION     MARKET     TOTAL % OF
RESTRICTED SECURITIES                                   DATE             COST        VALUE      NET ASSETS
----------------------------------------------------------------------------------------------------------
Amsted Industries, Inc., 10.25%, 2011            7/19/04 - 7/20/04     $213,663      $209,625
Anthracite CDO Ltd., 6%, 2037                         5/14/02           290,438       392,396
Asset Securitization Corp., FRN, 8.4999%, 2029        1/25/05           604,160       759,931
Falcon Franchise Loan LLC, FRN, 3.8455%, 2023         1/29/03           137,153        86,773
HRP Myrtle Beach Operations, FRN, 10.12%, 2012        3/23/06           155,000       154,612
Knowledge Learning Corp., 7.75%, 2015                 1/28/05            85,000        80,538
Michaels Stores, Inc., 11.375%, 2016                 10/25/06           225,238       225,281
NXP B.V./NXP Funding LLC, 7.875%, 2014               10/05/06            85,000        86,275
Preferred Term Securities XII Ltd., 9.8%, 2033        1/07/05           236,250       195,750
Preferred Term Securities XVI Ltd., 14%, 2035        12/08/04           300,000       264,375
Preferred Term Securities XVII Ltd., 9.3%, 2035       3/09/05           187,000       152,873
----------------------------------------------------------------------------------------------------------
Total Restricted Securities                                                        $2,608,429      4.0%
----------------------------------------------------------------------------------------------------------

The following abbreviations are used in this report and are defined:

FRN   Floating Rate Note. Interest rate resets periodically and may not be the rate reported at period end.
REIT  Real Estate Investment Trust

Abbreviations indicate amounts shown in currencies other than the U.S. dollar. All amounts are stated in
U.S. dollars unless otherwise indicated. A list of abbreviations is shown below:

EUR   Euro

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

Sales and Purchases in the table below are reported by currency.

                                                                        NET
                                                                    UNREALIZED
  CONTRACTS TO                        IN EXCHANGE    CONTRACTS     APPRECIATION
DELIVER/RECEIVE    SETTLEMENT DATE        FOR         AT VALUE    (DEPRECIATION)
--------------------------------------------------------------------------------

SALES
  EUR596,432           12/18/06         $750,926      $763,369       $(12,443)
--------------------------------------------------------------------------------
PURCHASES
  EUR260,162           12/18/06         $327,571      $332,979       $  5,408
--------------------------------------------------------------------------------

At October 31, 2006, the trust had sufficient cash and/or securities to cover any commitments under these derivative contracts.

SEE NOTES TO FINANCIAL STATEMENTS

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
At 10/31/06

This statement represents your trust's balance sheet, which details the assets and liabilities comprising the total value of the trust.

ASSETS
-----------------------------------------------------------------------------------------------
Investments, at value, including $9,324,557 of securities
on loan (identified cost, $72,455,705)                            $73,839,732
Cash                                                                   14,526
Receivable for forward foreign currency exchange contracts              5,408
Receivable for investments sold                                       408,282
Interest and dividends receivable                                     944,599
Other assets                                                           14,602
-----------------------------------------------------------------------------------------------
Total assets                                                                        $75,227,149
-----------------------------------------------------------------------------------------------
LIABILITIES
-----------------------------------------------------------------------------------------------
Distributions payable                                                 $48,542
Payable for forward foreign currency exchange contracts                12,443
Payable for investments purchased                                     252,312
Collateral for securities loaned, at value                          9,635,396
Payable to affiliates
  Management fee                                                        4,116
  Transfer agent and dividend disbursing costs                          6,500
  Administrative services fee                                             110
Payable for independent trustees' compensation                        132,416
Accrued expenses and other liabilities                                 90,899
-----------------------------------------------------------------------------------------------
Total liabilities                                                                   $10,182,734
-----------------------------------------------------------------------------------------------
Net assets                                                                          $65,044,415
-----------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF
-----------------------------------------------------------------------------------------------
Paid-in capital                                                   $69,669,432
Unrealized appreciation (depreciation) on investments and
translation of assets and liabilities in foreign currencies         1,376,992
Accumulated net realized gain (loss) on investments and
foreign currency transactions                                      (5,839,232)
Accumulated distributions in excess of net investment income         (162,777)
-----------------------------------------------------------------------------------------------
Net assets                                                                          $65,044,415
-----------------------------------------------------------------------------------------------
Shares of beneficial interest outstanding (7,086,788 issued,
less 256,600 treasury shares)                                                         6,830,188
-----------------------------------------------------------------------------------------------
Net asset value per share (net assets of $65,044,415 / 6,830,188
shares of beneficial interest outstanding)                                                $9.52
-----------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

Financial Statements

STATEMENT OF OPERATIONS
Year ended 10/31/06

This statement describes how much your trust earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by trust operations.

NET INVESTMENT INCOME
------------------------------------------------------------------------------------------------
Income
  Interest                                                         $4,145,681
  Dividends                                                           503,829
  Foreign taxes withheld                                               (2,054)
------------------------------------------------------------------------------------------------
Total investment income                                                               $4,647,456
------------------------------------------------------------------------------------------------
Expenses
  Management fee                                                     $606,357
  Transfer agent and dividend disbursing costs                         23,222
  Administrative services fee                                          18,411
  Independent trustees' compensation                                   16,540
  Custodian fee                                                        60,138
  Shareholder communications                                           55,436
  Auditing fees                                                        71,367
  Legal fees                                                            3,926
  Miscellaneous                                                        38,024
------------------------------------------------------------------------------------------------
Total expenses                                                                          $893,421
------------------------------------------------------------------------------------------------
  Fees paid indirectly                                                (46,531)
  Reduction of expenses by investment adviser                            (364)
------------------------------------------------------------------------------------------------
Net expenses                                                                            $846,526
------------------------------------------------------------------------------------------------
Net investment income                                                                 $3,800,930
------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
------------------------------------------------------------------------------------------------
Realized gain (loss) (identified cost basis)
  Investment transactions                                           $(849,686)
  Swap transactions                                                   (15,452)
  Foreign currency transactions                                       (30,746)
------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments and foreign
currency transactions                                                                  $(895,884)
------------------------------------------------------------------------------------------------
Change in unrealized appreciation (depreciation)
  Investments                                                      $2,678,298
  Translation of assets and liabilities in foreign currencies         (15,889)
------------------------------------------------------------------------------------------------
Net unrealized gain (loss) on investments and foreign
currency translation                                                                  $2,662,409
------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments
and foreign currency                                                                  $1,766,525
------------------------------------------------------------------------------------------------
Change in net assets from operations                                                  $5,567,455
------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

                                                                      YEARS ENDED 10/31
                                                               -------------------------------
                                                                   2006                2005
CHANGE IN NET ASSETS
FROM OPERATIONS
----------------------------------------------------------------------------------------------
Net investment income                                           $3,800,930          $4,064,833
Net realized gain (loss) on investments and foreign
currency transactions                                             (895,884)            700,237
Net unrealized gain (loss) on investments and foreign
currency translation                                             2,662,409          (1,004,754)
----------------------------------------------------------------------------------------------
Change in net assets from operations                            $5,567,455          $3,760,316
----------------------------------------------------------------------------------------------
DISTRIBUTIONS DECLARED TO SHAREHOLDERS
----------------------------------------------------------------------------------------------
From net investment income                                     $(4,028,876)        $(4,852,320)
From paid-in capital                                            (2,511,845)         (2,004,062)
----------------------------------------------------------------------------------------------
Total distributions declared to shareholders                   $(6,540,721)        $(6,856,382)
----------------------------------------------------------------------------------------------
Change in net assets from trust share transactions                $540,115            $634,182
----------------------------------------------------------------------------------------------
Total change in net assets                                       $(433,151)        $(2,461,884)
----------------------------------------------------------------------------------------------
NET ASSETS
----------------------------------------------------------------------------------------------
At beginning of period                                          65,477,566          67,939,450
At end of period (including accumulated distributions in
excess of net investment income of $162,777 and $349,833,
respectively)                                                  $65,044,415         $65,477,566
----------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

Financial Statements
                              FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the trust's financial performance for the past 5 years. Certain information reflects financial results for a single trust share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the trust share class (assuming reinvestment of all distributions) held for the entire period. This information has been audited by the trust's independent registered public accounting firm, whose report, together with the trust's financial statements, are included in this report.

                                                                             YEARS ENDED 10/31
                                                      ---------------------------------------------------------------
                                                        2006         2005         2004            2003          2002
Net asset value, beginning of period                    $9.66       $10.12        $9.80           $7.50         $8.63
---------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
---------------------------------------------------------------------------------------------------------------------
  Net investment income (d)                             $0.56        $0.60        $0.59           $0.59         $0.71
  Net realized and unrealized gain (loss) on
  investments and foreign currency                       0.26        (0.04)        0.74            2.56         (0.86)
---------------------------------------------------------------------------------------------------------------------
Total from investment operations                        $0.82        $0.56        $1.33           $3.15        $(0.15)
---------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
---------------------------------------------------------------------------------------------------------------------
  From net investment income                           $(0.59)      $(0.72)      $(0.58)         $(0.57)       $(0.98)
  From net realized gain on investments and
  foreign currency transactions                            --           --           --           (0.28)           --
  From paid-in capital                                  (0.37)       (0.30)       (0.43)             --            --
---------------------------------------------------------------------------------------------------------------------
Total distributions declared to shareholders           $(0.96)      $(1.02)      $(1.01)         $(0.85)       $(0.98)
---------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                          $9.52        $9.66       $10.12           $9.80         $7.50
---------------------------------------------------------------------------------------------------------------------
Per share market value, end of period                  $10.91       $10.85       $11.60          $10.40         $7.25
---------------------------------------------------------------------------------------------------------------------
Total return at market value (%) (r)(s)                 10.88         2.77        22.56(b)        58.07        (43.54)
---------------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS)
AND SUPPLEMENTAL DATA:
---------------------------------------------------------------------------------------------------------------------
Expenses before expense reductions (f)                   1.37         1.37         1.28            1.34          1.56
Expenses after expense reductions (f)                    1.37         1.37         1.28             N/A           N/A
Net investment income                                    5.82         5.95         5.82            6.75          8.39
Portfolio turnover                                         72           47           72              94           137
Net assets at end of period (000 Omitted)             $65,044      $65,478      $67,939         $65,195       $49,622
---------------------------------------------------------------------------------------------------------------------

(b) The trust's net asset value and total return calculation include a non-recurring accrual recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with fund sales.
    The non-recurring accrual did not have a material impact on the net asset value per share based on the shares outstanding on the day the proceeds were recorded.
(d) Per share data are based on average shares outstanding.
(f) Ratios do not reflect reductions from fees paid indirectly.
(r) Certain expenses have been reduced without which performance would have been lower.
(s) From time to time the trust may receive proceeds from litigation settlements, without which performance would be lower.

SEE NOTES TO FINANCIAL STATEMENTS

NOTES TO FINANCIAL STATEMENTS

(1) BUSINESS AND ORGANIZATION

MFS Special Value Trust (the trust) is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a closed-end diversified management investment company.

(2) SIGNIFICANT ACCOUNTING POLICIES

GENERAL - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The trust can invest in high-yield securities rated below investment grade. Investments in high-yield securities involve greater degrees of credit and market risk than investments in higher-rated securities and tend to be more sensitive to economic conditions. The trust can invest in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities previously described are heightened when investing in emerging markets countries.

INVESTMENT VALUATIONS - Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as reported by an independent pricing service on the market or exchange on which they are primarily traded. For securities for which there were no sales reported that day, equity securities are generally valued at the last quoted daily bid quotation as reported by an independent pricing service on the market or exchange on which they are primarily traded. Debt instruments (other than short-term instruments), including restricted debt instruments, are generally valued at an evaluated or composite bid as reported by an independent pricing service. Values of debt instruments obtained from pricing services can utilize both dealer-supplied valuations and electronic data processing techniques, which take into account factors such as institutional- size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Short- term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Forward foreign currency contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates reported by an independent pricing service for proximate time periods. Swaps are generally valued at a broker-dealer bid quotation. Open-end investment companies are generally valued at their net asset value per share. Securities and other assets generally valued on the basis of information from an independent pricing service may also be valued at a broker-dealer bid quotation. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates reported by an independent pricing service. The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the trust's investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the trust's valuation policies and procedures, market quotations are not considered to be readily available for many types of debt instruments. These investments are generally valued at fair value based on information from independent pricing services. The adviser may rely on independent pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the trust's net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of investments used to determine the trust's net asset value may differ from quoted or published prices for the same investments. In addition, investments may be valued at fair value if the adviser determines that an investment's value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the trust's net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the trust's net asset value may be deemed to have a material affect on the value of securities traded in foreign markets. Accordingly, the trust's foreign equity securities may often be valued at fair value. In September 2006, FASB Statement No. 157, Fair Value Measurements (the "Statement") was issued, and is effective for fiscal years beginning after November 15, 2007 and for all interim periods within those fiscal years. This Statement provides a single definition of fair value, a hierarchy for measuring fair value and expanded disclosures about fair value measurements. Management is evaluating the application of the Statement to the trust, and believes the impact will be limited to expanded disclosures resulting from the adoption of this Statement in the trust's financial statements.

REPURCHASE AGREEMENTS - The trust may enter into repurchase agreements with institutions that the trust's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The trust requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the trust to obtain those securities in the event of a default under the repurchase agreement. The trust monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the trust under each such repurchase agreement. The trust, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

FOREIGN CURRENCY TRANSLATION - Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

DERIVATIVE RISK - The trust may invest in derivatives for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the trust uses derivatives as an investment to gain market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative's original cost. Derivative instruments include forward foreign currency exchange contracts and swap agreements.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS - The trust may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of the contract. The trust may enter into forward foreign currency exchange contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the trust may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The trust may also use contracts in a manner intended to protect foreign currency denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the trust may enter into contracts with the intent of changing the relative exposure of the trust's portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

SWAP AGREEMENTS - The trust may enter into swap agreements. A swap is an exchange of cash payments between the trust and another party. Net cash payments are exchanged at specified intervals and are recorded as a realized gain or loss in the Statement of Operations. The value of the swap is adjusted daily and the change in value, including accruals of periodic amounts of interest to be paid or received, is recorded as unrealized appreciation or depreciation in the Statement of Operations. A liquidation payment received or made upon early termination is recorded as a realized gain or loss in the Statement of Operations. Collateral, in the form of cash or securities, may be required to be held in segregated accounts with the trust's custodian in connection with these agreements. Risk of loss may exceed amounts recognized on the Statement of Assets and Liabilities. These risks include the possible lack of a liquid market, failure of the counterparty to perform under the terms of the agreements, and unfavorable market movement of the underlying instrument. All swap agreements entered into by the trust with the same counterparty are generally governed by a single master agreement, which provides for the netting of all amounts owed by the parties under the agreement upon the occurrence of an event of default, thereby reducing the credit risk to which such party is exposed.

CREDIT DEFAULT SWAPS - In a credit default swap, one party makes a stream of payments based on a fixed percentage applied to the notional amount to another party in exchange for the right to receive a specified return in the event of a default by a third party, such as a corporate issuer or foreign issuer, on its obligation. The trust may enter into credit default swaps to limit or to reduce its risk exposure to defaults of corporate and sovereign issuers or to create direct or synthetic short or long exposure to corporate debt securities or certain sovereign debt securities to which it is not otherwise exposed.

SECURITY LOANS - State Street Bank and Trust Company ("State Street"), as lending agent, may loan the securities of the trust to certain qualified institutions (the "Borrowers") approved by the trust. The loans are collateralized at all times by cash and/or U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street provides the trust with indemnification against Borrower default. The trust bears the risk of loss with respect to the investment of cash collateral. On loans collateralized by cash, the cash collateral is invested in a money market fund or short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the trust and the lending agent. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the trust and the lending agent. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

LOANS AND OTHER DIRECT DEBT INSTRUMENTS - The trust may invest in loans and loan participations or other receivables. These investments may include standby financing commitments, including revolving credit facilities, which obligate the trust to supply additional cash to the borrower on demand. Loan participations involve a risk of insolvency of the lending bank or other financial intermediary.

INDEMNIFICATIONS - Under the trust's organizational documents, its officers and trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the trust. Additionally, in the normal course of business, the trust enters into agreements with service providers that may contain indemnification clauses. The trust's maximum exposure under these agreements is unknown as this would involve future claims that may be made against the trust that have not yet occurred.

INVESTMENT TRANSACTIONS AND INCOME - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. All discount is accreted for tax reporting purposes as required by federal income tax regulations. The trust earns certain fees in connection with its floating rate loan purchasing activities. These fees are in addition to interest payments earned and may include amendment fees, commitment fees, facility fees, consent fees, and prepayment fees. These fees are recorded on an accrual basis as income in the accompanying financial statements. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the trust is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex- dividend or ex-interest date in an amount equal to the value of the security on such date. The trust may receive proceeds from litigation settlements involving its portfolio holdings. Any proceeds received are reflected in realized gain/loss in the Statement of Operations, or in unrealized gain/loss if the security is still held by the trust.

FEES PAID INDIRECTLY - The trust's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the trust. During the year ended October 31, 2006, the trust's custodian fees were reduced by $46,531 under this arrangement. This amount is shown as a reduction of total expenses on the Statement of Operations. The trust has entered into a commission recapture agreement, under which certain brokers will credit the trust a portion of the commissions generated, to offset certain expenses of the trust. For the year ended October 31, 2006, the trust did not receive any credits under this agreement. Effective January 1, 2006, the commission recapture agreement was terminated.

TAX MATTERS AND DISTRIBUTIONS - The trust intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. Accordingly, no provision for federal income tax is required in the financial statements. Foreign taxes, if any, have been accrued by the trust in the accompanying financial statements.

Distributions to shareholders are recorded on the ex-dividend date. The trust pays monthly distributions based on an annual rate of 10% of the trust's average daily net asset value. As a result, distributions may exceed actual earnings which may result in a tax return of capital. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to amortization and accretion of debt securities, defaulted bonds, wash sale loss deferrals, deferred trustee compensation and foreign currency transactions.

The tax character of distributions declared to shareholders is as follows:

                                                     10/31/06        10/31/05

Ordinary income (including any short-term
  capital gains)                                    $4,028,876      $4,852,320
Tax return of capital (b)                            2,511,845       2,004,062
------------------------------------------------------------------------------
Total distributions                                 $6,540,721      $6,856,382

(b) Distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital.

The federal tax cost and the tax basis components of distributable earnings were as follows:

          AS OF 10/31/06

          Cost of investments                             $73,111,525
          -----------------------------------------------------------
          Gross appreciation                               $2,893,442
          Gross depreciation                               (2,165,235)
          -----------------------------------------------------------
          Net unrealized appreciation (depreciation)         $728,207
          Capital loss carryforwards                       (5,183,412)
          Other temporary differences                        (169,812)

As of October 31, 2006, the trust had capital loss carryforwards available to offset future realized gains. Such losses expire as follows:

                10/31/12                             $(322,473)
                10/31/13                            (1,143,611)
                10/31/14                            (3,717,328)
                ----------------------------------------------
                                                   $(5,183,412)

In June 2006, FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes (the "Interpretation") was issued, and is effective for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. This Interpretation prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return, and requires certain expanded disclosures. Management is evaluating the application of the Interpretation to the trust, and has not at this time determined the impact, if any, resulting from the adoption of this Interpretation on the trust's financial statements.

(3) TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISER - The trust has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment management and related administrative services and facilities to the trust.

The management fee is computed daily and paid monthly at an annual rate of 0.68% of the trust's average daily net assets and 3.40% of gross income. Gross income is calculated based on tax elections that generally include the accretion of discount and exclude the amortization of premium, which may differ from investment income reported in the Statement of Operations. The management fee, from net assets and gross income, incurred for the year ended October 31, 2006 was equivalent to an annual effective rate of 0.93% of the trust's average daily net assets.

TRANSFER AGENT - MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the trust for its services as registrar and dividend-disbursing agent. Pursuant to a written agreement, the trust pays MFSC an account maintenance fee of no more than $9.00 and a dividend services fee of $0.75 per reinvestment. For the year ended October 31, 2006, these fees amounted to $12,324. MFSC also receives payment from the trust for out-of- pocket expenses paid by MFSC on behalf of the trust. For the year ended October 31, 2006, these costs amounted to $6,469.

ADMINISTRATOR - MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the trust. Under an administrative services agreement, the trust partially reimburses MFS the costs incurred to provide these services. The trust is charged a fixed amount plus a fee based on calendar year average net assets. From July 1, 2005 through March 31, 2006, the trust's annual fixed amount was $10,000. Effective April 1, 2006, the trust's annual fixed amount is $17,500. The administrative services fee incurred for the year ended October 31, 2006 was equivalent to an annual effective rate of 0.0282% of the trust's average daily net assets.

TRUSTEES' AND OFFICERS' COMPENSATION - The trust pays compensation to independent trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The trust does not pay compensation directly to trustees or to officers of the trust who are also officers of the investment adviser, all of whom receive remuneration for their services to the trust from MFS. Certain officers and trustees of the trust are officers or directors of MFS and MFSC. The trust has an unfunded, defined benefit plan for certain retired independent trustees which resulted in a pension expense of $4,737. The trust also has an unfunded retirement benefit deferral plan for certain independent trustees which resulted in an expense of $1,289. Both amounts are included in independent trustees' compensation for the year ended October 31, 2006. The deferred liability for retirement benefits payable to certain independent trustees under both plans amounted to $120,476 at October 31, 2006, and is included in payable for independent trustees' compensation.

DEFERRED TRUSTEE COMPENSATION - Under a Deferred Compensation Plan (the Plan) independent trustees previously were allowed to elect to defer receipt of all or a portion of their annual compensation. Trustees are no longer allowed to defer compensation under the Plan. Amounts previously deferred are treated as though equivalent dollar amounts had been invested in shares of the trust or other MFS funds selected by the trustee. Deferred amounts represent an unsecured obligation of the trust until distributed in accordance with the Plan. Included in other assets and payable for independent trustees' compensation is $10,598 of deferred trustees' compensation.

OTHER - This trust and certain other MFS funds (the funds) have entered into a services agreement (the Agreement) which provides for payment of fees by the funds to Tarantino LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) for the funds. The ICCO is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the Agreement with Tarantino LLC at any time under the terms of the Agreement. For the year ended October 31, 2006, the fee paid to Tarantino LLC was $384. MFS has agreed to reimburse the trust for a portion of the payments made by the funds to Tarantino LLC in the amount of $364, which is shown as a reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO.

(4) PORTFOLIO SECURITIES

Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $45,597,251 and $48,102,920, respectively.

(5) SHARES OF BENEFICIAL INTEREST

The trust's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. The Trustees have authorized the repurchase by the trust of up to 10% annually of its own shares of beneficial interest. During the year ended October 31, 2006, the trust did not repurchase any shares.

                                              YEAR ENDED          YEAR ENDED
                                               10/31/06            10/31/05
                                          SHARES    AMOUNT    SHARES    AMOUNT
Shares issued to shareholders in
reinvestment of distributions             55,000   $540,115   58,705   $634,182

(6) LINE OF CREDIT

The trust and other affiliated funds participate in a $1 billion unsecured committed line of credit provided by a syndication of banks under a credit agreement. In addition, the trust and other affiliated funds have established uncommitted borrowing arrangements with certain banks. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the Federal Reserve funds rate plus 0.35%. In addition, a commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. For the year ended October 31, 2006, the trust's commitment fee and interest expense were $368 and $0, respectively, and are included in miscellaneous expense on the Statement of Operations.

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Trustees and Shareholders of MFS Special Value Trust:

We have audited the accompanying statement of assets and liabilities of MFS Special Value Trust (the Fund), including the portfolio of investments, as of October 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2006, by correspondence with the Fund's custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Special Value Trust at October 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                       ERNST & YOUNG LLP

Boston, Massachusetts
December 21, 2006

RESULTS OF SHAREHOLDER MEETING
10/31/06  (unaudited)

At the annual meeting of shareholders of MFS Special Value Trust, which was held on October 6, 2006, the following action was taken:

ITEM 1. To elect the following individuals as Trustees:

                                           NUMBER OF SHARES
          NOMINEE                  AFFIRMATIVE    WITHHOLD AUTHORITY

          Robert E. Butler        6,037,716.29        168,134.81
          David H. Gunning        6,053,752.29        152,098.81
          Robert C. Pozen         6,035,842.29        170,008.81
          J. Dale Sherratt        6,040,111.90        165,739.20

TRUSTEES AND OFFICERS --
IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of December 1, 2006, are listed below, together with their principal occupations during the past five years.
(Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

                                                                           PRINCIPAL OCCUPATIONS DURING
                                POSITION(S) HELD    TRUSTEE/OFFICER           THE PAST FIVE YEARS &
NAME, DATE OF BIRTH                 WITH FUND           SINCE(h)              OTHER DIRECTORSHIPS(j)
-------------------             ----------------    ---------------    ------------------------------------
INTERESTED TRUSTEES
Robert J. Manning(k)            Trustee             February 2004      Massachusetts Financial Services
(born 10/20/63)                                                        Company, Chief Executive Officer,
                                                                       President, Chief Investment
                                                                       Officer and Director

Robert C. Pozen(k)              Trustee             February 2004      Massachusetts Financial Services
(born 8/08/46)                                                         Company, Chairman (since February
                                                                       2004); Secretary of Economic
                                                                       Affairs, The Commonwealth of
                                                                       Massachusetts (January 2002 to
                                                                       December 2002); Fidelity
                                                                       Investments, Vice Chairman (June
                                                                       2000 to December 2001); Fidelity
                                                                       Management & Research Company
                                                                       (investment adviser), President
                                                                       (March 1997 to July 2001); Bell
                                                                       Canada Enterprises
                                                                       (telecommunications), Director;
                                                                       Medtronic, Inc. (medical
                                                                       technology), Director; Telesat
                                                                       (satellite communications),
                                                                       Director

INDEPENDENT TRUSTEES
J. Atwood Ives                  Trustee and Chair   February 1992      Private investor; Eastern
(born 5/01/36)                  of Trustees                            Enterprises (diversified services
                                                                       company), Chairman, Trustee and
                                                                       Chief Executive Officer (until
                                                                       November 2000)

Robert E. Butler(n)             Trustee             January 2006       Consultant - regulatory and
(born 11/29/41)                                                        compliance matters (since July
                                                                       2002); PricewaterhouseCoopers LLP
                                                                       (professional services firm),
                                                                       Partner (November 2000 until June
                                                                       2002)

Lawrence H. Cohn, M.D.          Trustee             August 1993        Brigham and Women's Hospital,
(born 3/11/37)                                                         Senior Cardiac Surgeon, Chief of
                                                                       Cardiac Surgery (until 2005);
                                                                       Harvard Medical School, Professor
                                                                       of Surgery; Brigham and Women's
                                                                       Hospital Physicians' Organization,
                                                                       Chair (2000 to 2004)

David H. Gunning                Trustee             January 2004       Cleveland-Cliffs Inc. (mining
(born 5/30/42)                                                         products and service provider),
                                                                       Vice Chairman/Director (since
                                                                       April 2001); Encinitos Ventures
                                                                       (private investment company),
                                                                       Principal (1997 to April 2001);
                                                                       Lincoln Electric Holdings, Inc.
                                                                       (welding equipment manufacturer),
                                                                       Director

William R. Gutow                Trustee             December 1993      Private investor and real estate
(born 9/27/41)                                                         consultant; Capitol Entertainment
                                                                       Management Company (video
                                                                       franchise), Vice Chairman

Michael Hegarty                 Trustee             December 2004      Retired; AXA Financial (financial
(born 12/21/44)                                                        services and insurance), Vice
                                                                       Chairman and Chief Operating
                                                                       Officer (until May 2001); The
                                                                       Equitable Life Assurance Society
                                                                       (insurance), President and Chief
                                                                       Operating Officer (until May 2001)

Lawrence T. Perera              Trustee             July 1981          Hemenway & Barnes (attorneys),
(born 6/23/35)                                                         Partner

J. Dale Sherratt                Trustee             August 1993        Insight Resources, Inc.
(born 9/23/38)                                                         (acquisition planning specialists),
                                                                       President; Wellfleet Investments
                                                                       (investor in health care companies),
                                                                       Managing General Partner (since
                                                                       1993); Cambridge Nutraceuticals
                                                                       (professional nutritional products),
                                                                       Chief Executive Officer (until
                                                                       May 2001)

Laurie J. Thomsen               Trustee             March 2005         Private investor; Prism Venture
(born 8/05/57)                                                         Partners (venture capital), Co-
                                                                       founder and General Partner (until
                                                                       June 2004); St. Paul Travelers
                                                                       Companies (commercial property
                                                                       liability insurance), Director

Robert W. Uek                   Trustee             January 2006       Retired (since 1999);
(born 5/18/41)                                                         PricewaterhouseCoopers LLP
                                                                       (professional services firm),
                                                                       Partner (until 1999); Consultant
                                                                       to investment company industry
                                                                       (since 2000); TT International Funds
                                                                       (mutual fund complex), Trustee (2000
                                                                       until 2005); Hillview Investment
                                                                       Trust II Funds (mutual fund complex),
                                                                       Trustee (2000 until 2005)

OFFICERS
Maria F. Dwyer(k)               President           November 2005      Massachusetts Financial Services
(born 12/01/58)                                                        Company, Executive Vice President
                                                                       and Chief Regulatory Officer
                                                                       (since March 2004); Fidelity
                                                                       Management & Research Company,
                                                                       Vice President (prior to March
                                                                       2004); Fidelity Group of Funds,
                                                                       President and Treasurer (prior to
                                                                       March 2004)

Tracy Atkinson(k)               Treasurer           September 2005     Massachusetts Financial Services
(born 12/30/64)                                                        Company, Senior Vice President
                                                                       (since September 2004);
                                                                       PricewaterhouseCoopers LLP,
                                                                       Partner (prior to September 2004)

Christopher R. Bohane(k)        Assistant           July 2005          Massachusetts Financial Services
(born 1/18/74)                  Secretary and                          Company, Vice President and Senior
                                Assistant Clerk                        Counsel (since April 2003);
                                                                       Kirkpatrick & Lockhart LLP (law
                                                                       firm), Associate (prior to April
                                                                       2003)

Ethan D. Corey(k)               Assistant           July 2005          Massachusetts Financial Services
(born 11/21/63)                 Secretary and                          Company, Special Counsel (since
                                Assistant Clerk                        December 2004); Dechert LLP (law
                                                                       firm), Counsel (prior to December
                                                                       2004)

David L. DiLorenzo(k)           Assistant           July 2005          Massachusetts Financial Services
(born 8/10/68)                  Treasurer                              Company, Vice President (since
                                                                       June 2005); JP Morgan Investor
                                                                       Services, Vice President (prior to
                                                                       June 2005)

Timothy M. Fagan(k)             Assistant           September 2005     Massachusetts Financial Services
(born 7/10/68)                  Secretary and                          Company, Vice President and Senior
                                Assistant Clerk                        Counsel (since September 2005);
                                                                       John Hancock Advisers, LLC, Vice
                                                                       President and Chief Compliance
                                                                       Officer (September 2004 to August
                                                                       2005), Senior Attorney (prior to
                                                                       September 2004); John Hancock Group
                                                                       of Funds, Vice President and Chief
                                                                       Compliance Officer (September 2004
                                                                       to December 2004)

Mark D. Fischer(k)              Assistant           July 2005          Massachusetts Financial Services
(born 10/27/70)                 Treasurer                              Company, Vice President (since May
                                                                       2005); JP Morgan Investment
                                                                       Management Company, Vice President
                                                                       (prior to May 2005)

Brian E. Langenfeld(k)          Assistant           June 2006          Massachusetts Financial Services
(born 3/07/73)                  Secretary and                          Company, Assistant Vice President
                                Assistant Clerk                        and Counsel (since May 2006); John
                                                                       Hancock Advisers, LLC, Assistant
                                                                       Vice President and Counsel (May
                                                                       2005 to April 2006); John Hancock
                                                                       Advisers, LLC, Attorney and
                                                                       Assistant Secretary (prior
                                                                       to May 2005)

Ellen Moynihan(k)               Assistant           April 1997         Massachusetts Financial Services
(born 11/13/57)                 Treasurer                              Company, Senior Vice President

Susan S. Newton(k)              Assistant           May 2005           Massachusetts Financial Services
(born 3/07/50)                  Secretary and                          Company, Senior Vice President and
                                Assistant Clerk                        Associate General Counsel (since
                                                                       April 2005); John Hancock Advisers,
                                                                       LLC, Senior Vice President,
                                                                       Secretary and Chief Legal Officer
                                                                       (prior to April 2005); John Hancock
                                                                       Group of Funds, Senior Vice
                                                                       President, Secretary and Chief Legal
                                                                       Officer (prior to April 2005)

Susan A. Pereira(k)             Assistant           July 2005          Massachusetts Financial Services
(born 11/05/70)                 Secretary and                          Company, Vice President and Senior
                                Assistant Clerk                        Counsel (since June 2004); Bingham
                                                                       McCutchen LLP (law firm), Associate
                                                                       (prior to June 2004)

Mark N. Polebaum(k)             Secretary and       January 2006       Massachusetts Financial Services
(born 5/01/52)                  Clerk                                  Company, Executive Vice President,
                                                                       General Counsel and Secretary
                                                                       (since January 2006); Wilmer
                                                                       Cutler Pickering Hale and Dorr LLP
                                                                       (law firm), Partner (prior to
                                                                       January 2006)

Frank L. Tarantino               Independent Chief  June 2004          Tarantino LLC (provider of
(born 3/07/44)                   Compliance                            compliance services), Principal
                                 Officer                               (since June 2004); CRA Business
                                                                       Strategies Group (consulting
                                                                       services), Executive Vice
                                                                       President (April 2003 to June
                                                                       2004); David L. Babson & Co.
                                                                       (investment adviser), Managing
                                                                       Director, Chief Administrative
                                                                       Officer and Director (prior to
                                                                       March 2003)

James O. Yost(k)                Assistant           September 1990     Massachusetts Financial Services
(born 6/12/60)                                                         Company, Senior Vice President

------------
(h) Date first appointed to serve as Trustee/officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise.
(j) Directorships or trusteeships of companies required to report to the Securities and Exchange
    Commission (i.e., "public companies").
(k) "Interested person" of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 500 Boylston Street, Boston,
    Massachusetts 02116.
(n) In 2004 and 2005, Mr. Butler provided consulting services to the independent compliance consultant retained by MFS pursuant to its settlement with the SEC concerning market timing and related matters. The terms of that settlement required that compensation and expenses related to the independent compliance consultant be borne exclusively by MFS and, therefore, MFS paid Mr. Butler for the services he rendered to the independent compliance consultant. In 2004 and 2005, MFS paid
    Mr. Butler a total of $351,119.29.

The Trust holds annual shareholder meetings for the purpose of electing Trustees, and Trustees are elected for fixed terms. The Board of Trustees is currently divided into three classes, each having a term of three years.

Each year the term of one class expires. Each Trustee's term of office expires on the date of the third annual meeting following the election to office of the Trustee's class. Each Trustee and officer will serve until next elected or his or her earlier death, resignation, retirement or removal.

Messrs. Butler, Sherratt and Uek and Ms. Thomsen are members of the Trust's Audit Committee.

Each of the Trust's Trustees and officers holds comparable positions with certain other funds of which
MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2006, the Trustees served as board members of 98 funds within the MFS Family of Funds.

The Statement of Additional Information for the Trust and further information about the Trustees are available without charge upon request by calling 1-800-225-2606.

On October 9, 2006, Maria F. Dwyer, as Chief Executive Officer of the Trust, certified to the New York
Stock Exchange that as of the date of her certification she was not aware of any violation by the Trust of the corporate governance listing standards of the New York Stock Exchange.

The Trust filed with the Securities and Exchange Commission the certifications of its principal executive officer and principal financial officer under Section 302 of the Sarbanes-Oxley Act of 2003 as an exhibit to the Trust's Form N-CSR for the period covered by this report.


-------------------------------------------------------------------------------------------------------

INVESTMENT ADVISER                                      CUSTODIAN
Massachusetts Financial Services Company                State Street Bank and Trust Company
500 Boylston Street, Boston, MA 02116-3741              225 Franklin Street, Boston, MA 02110

                                                        INDEPENDENT REGISTERED PUBLIC
PORTFOLIO MANAGERS                                      ACCOUNTING FIRM
John F. Addeo                                           Ernst & Young LLP
David P. Cole                                           200 Clarendon Street, Boston, MA 02116
Kenneth J. Enright

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested ("independent") Trustees, voting separately, annually approve the continuation of the Fund's investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2006 ("contract review meetings") for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the "MFS Funds"). The independent Trustees were assisted in their evaluation of the Fund's investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds' Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials which included, among other items: (i) information provided by Lipper Inc. on the investment performance (based on net asset value) of the Fund for various time periods ended December 31, 2005 and the investment performance (based on net asset value) of a group of funds with substantially similar investment classifications/objectives (the "Lipper performance universe"), as well as the investment performance (based on net asset value) of a group of funds identified by objective criteria suggested by MFS ("MFS peer funds"), (ii) information provided by Lipper Inc. on the Fund's advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper (the "Lipper expense group"), as well as the advisory fees and other expenses of MFS peer funds, (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee "breakpoints" are observed for the Fund, (v) information regarding MFS' financial results and financial condition, including MFS' and certain of its affiliates' estimated profitability from services performed for the Fund and the MFS Funds as a whole, (vi) MFS' views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS' senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees' conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees' deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees' conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc. and MFS, the Trustees reviewed the Fund's total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund's common shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2005, which the Trustees believed was a long enough period to reflect differing market conditions. The Fund ranked 1st out of a total of 3 funds in the Lipper performance universe for this three-year period (a ranking of first place out of the total number of funds in the performance universe indicating the best performer and a ranking of last place out of the total number of funds in the performance universe indicating the worst performer). The total return performance of the Fund's common shares ranked 3rd out of a total of 5 funds for the one-year period and 1st out of a total of 2 funds for the five-year period ended December 31, 2005. Given the size of the Lipper performance universe and information previously provided by MFS regarding differences between the Fund and other funds in its Lipper performance universe, the Trustees also reviewed the Fund's performance in comparison to a custom benchmark developed by MFS. The Fund underperformed its custom benchmark for the one-year period ended December 31, 2005 and outperformed its custom benchmark for each of the three- and five-year periods ended December 31, 2005. Because of the passage of time, these performance results are likely to differ from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund's performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS' responses and efforts relating to investment performance.

In assessing the reasonableness of the Fund's advisory fee, the Trustees considered, among other information, the Fund's advisory fee and the total expense ratio of the Fund's common shares as a percentage of average net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Lipper Inc. and MFS. The Trustees considered that, according to the Lipper data, the Fund's effective advisory fee rate and total expense ratio were each at the Lipper expense group median.

The Trustees also considered the advisory fees charged by MFS to institutional accounts. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund in comparison to institutional accounts and the impact on MFS and expenses associated with the more extensive regulatory regime to which the Fund is subject in comparison to institutional accounts.

The Trustees considered that, as a closed-end fund, the Fund is unlikely to experience meaningful asset growth. As a result, the Trustees did not view the potential for realization of economies of scale as the Fund's assets grow to be a material factor in their deliberations. The Trustees noted that they would consider economies of scale in the future in the event the Fund experiences significant asset growth, such as through an offering of preferred shares (which is not currently contemplated) or a material increase in the market value of the Fund's portfolio securities.

The Trustees also considered information prepared by MFS relating to MFS' costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS' methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS' resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the entry into the industry of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser which also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative services provided to the Fund by MFS under agreements other than the investment advisory agreement. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund's behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS' interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Funds were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund's portfolio brokerage commissions, if applicable, to pay for investment research (excluding third-party research, for which MFS pays directly) and various other factors. Additionally, the Trustees considered so-called "fall-out benefits" to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including a majority of the independent Trustees, concluded that the Fund's investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2006.

A discussion regarding the Board's most recent review and renewal of the Fund's investment advisory agreement is available by visiting the Closed-End section of the MFS Web site (mfs.com).

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds' proxy voting policies and procedures is available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC's Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC's Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The trust will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The trust's Form N-Q may be reviewed and copied at the:

               Public Reference Room
               Securities and Exchange Commission
               100 F Street, NE, Room 1580
               Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-551-5850. The trust's Form N-Q is available on the EDGAR database on the Commission's Internet Web site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

A shareholder can also obtain the quarterly portfolio holdings report at mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The trust will notify shareholders of amounts for use in preparing 2006 income tax forms in January 2007.

The trust designates the maximum amount allowable as qualified dividend income eligible for the 15% tax rate.

For corporate shareholders, 8.51% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

MFS(R) PRIVACY NOTICE

Privacy is a concern for every investor today. At MFS Investment Management(R) and the MFS funds, we take this concern very seriously. We want you to understand our policies about the investment products and services that we offer, and how we protect the nonpublic personal information of investors who have a direct relationship with us and our wholly owned subsidiaries.

Throughout our business relationship, you provide us with personal information. We maintain information and records about you, your investments, and the services you use. Examples of the nonpublic personal information we maintain include

    o data from investment applications and other forms
    o share balances and transactional history with us, our affiliates, or others
    o facts from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. We may share nonpublic personal information with third parties or certain of our affiliates in connection with servicing your account or processing your transactions. We may share information with companies or financial institutions that perform marketing services on our behalf or with other financial institutions with which we have joint marketing arrangements, subject to any legal requirements.

Authorization to access your nonpublic personal information is limited to appropriate personnel who provide products, services, or information to you. We maintain physical, electronic, and procedural safeguards to help protect the personal information we collect about you.

If you have any questions about the MFS privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

Note: If you own MFS products or receive MFS services in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

CONTACT INFORMATION AND NUMBER OF SHAREHOLDERS

INVESTOR INFORMATION

Transfer Agent, Registrar and Dividend Disbursing Agent

Call       1-800-637-2304 any business day from 9 a.m. to 5 p.m. Eastern time

Write to:  Computershare Trust Company, N.A.
           P.O. Box 43078
           Providence, RI 02940-3078

Effective December 18, 2006, Computershare Trust Company, N.A. became the Transfer Agent and Registrar and Computershare Shareholder Services, Inc. became the Dividend Disbursing Agent, succeeding MFS Service Center, Inc.

NUMBER OF SHAREHOLDERS

As of October 31, 2006, our records indicate that there are 533 registered shareholders and approximately 4,982 shareholders owning trust shares in "street" name, such as through brokers, banks, and other financial intermediaries.

If you are a "street" name shareholder and wish to directly receive our reports, which contain important information about the trust, please write or call:

           Computershare Trust Company, N.A.
           P.O. Box 43078
           Providence, RI 02940-3078
           1-800-637-2304

M F S(R)
INVESTMENT MANAGEMENT
500 Boylston Street, Boston, MA 02116

ITEM 2. CODE OF ETHICS.

The Registrant has adopted a Code of Ethics pursuant to Section 406 of the Sarbanes-Oxley Act and as defined in Form N-CSR that applies to the Registrant's principal executive officer and principal financial and accounting officer. The Registrant has not amended any provision in its Code of Ethics (the "Code") that relates to an element of the Code's definitions enumerated in paragraph (b) of Item 2 of this Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Messrs. Robert E. Butler and Robert W. Uek and Ms. Laurie J. Thomsen, members of the Audit Committee, have been determined by the Board of Trustees in their reasonable business judgment to meet the definition of "audit committee financial expert" as such term is defined in Form N-CSR. In addition, Messrs. Butler, and Uek and Ms. Thomsen are "independent" members of the Audit Committee (as such term has been defined by the Securities and Exchange Commission in regulations implementing Section 407 of the Sarbanes-Oxley Act of
2002). The Securities and Exchange Commission has stated that the designation of a person as an audit committee financial expert pursuant to this Item 3 on the Form N-CSR does not impose on such a person any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

ITEMS 4(a) THROUGH 4(d) AND 4(g):
The Board of Trustees has appointed Ernst & Young LLP ("E&Y") to serve as independent accountants to the Registrant (hereinafter the "Registrant" or the "Fund"). The tables below set forth the audit fees billed to the Fund as well as fees for non-audit services provided to the Fund and/or to the Fund's investment adviser, Massachusetts Financial Services Company ("MFS") and to various entities either controlling, controlled by, or under common control with MFS that provide ongoing services to the Fund ("MFS Related Entities").

For the fiscal years ended October 31, 2006 and 2005, audit fees billed to the Fund by E&Y were as follows:

                                                                Audit Fees
           FEES BILLED BY E&Y:                               2006        2005
                                                             ----        ----

             MFS Special Value Trust                        37,375      37,375

For the fiscal years ended October 31, 2006 and 2005, fees billed by E&Y for audit-related, tax and other services provided to the Fund and for audit-related, tax and other services provided to MFS and MFS Related Entities were as follows:

                                               Audit-Related Fees(1)       Tax Fees(2)       All Other Fees(3)
  FEES BILLED BY E&Y:                            2006          2005       2006       2005     2006       2005
                                                 ----          ----       ----       ----     ----       ----
       To MFS Special Value                     15,000        20,000      8,807     9,795      144       1,233
       Trust

       To MFS and MFS Related                        0             0     15,500         0        0     685,399
       Entities of MFS
       Special Value
       Trust*

  AGGREGATE FEES FOR NON-AUDIT
  SERVICES:
                                                 2006                     2005
                                                 ----                     ----
       To MFS Special Value Trust,
       MFS and MFS Related Entities#           113,820                  748,427

*   This amount reflects the fees billed to MFS and MFS Related Entities for non-audit services relating directly to the operations and financial reporting of the Fund (portions of which services also related to the operations and financial reporting of other funds within the MFS Funds complex).

#   This amount reflects the aggregate fees billed by E&Y for non-audit services rendered to the Fund and for non-audit services rendered to MFS and the MFS Related Entities.

(1) The fees included under "Audit-Related Fees" are fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under "Audit Fees," including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters and internal control reviews.

(2) The fees included under "Tax Fees" are fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews and tax distribution and analysis.

(3) The fees included under "All Other Fees" are fees for products and services provided by E&Y other than those reported under "Audit Fees," "Audit-Related Fees" and "Tax Fees," including fees for the subscription to tax treatise and for services related to analysis of fund administrative expenses, compliance program and records management projects.

ITEM 4(e)(1):
Set forth below are the policies and procedures established by the Audit Committee of the Board of Trustees relating to the pre-approval of audit and non-audit related services: To the extent required by applicable law, pre-approval by the Audit Committee of the Board is needed for all audit and permissible non-audit services rendered to the Fund and all permissible non-audit services rendered to MFS or MFS Related Entities if the services relate directly to the operations and financial reporting of the Registrant. Pre-approval is currently on an engagement-by-engagement basis. In the event pre-approval of such services is necessary between regular meetings of the Audit Committee and it is not practical to wait to seek pre-approval at the next regular meeting of the Audit Committee, pre-approval of such services may be referred to the Chair of the Audit Committee for approval; provided that the Chair may not pre-approve any individual engagement for such services exceeding $50,000 or multiple engagements for such services in the aggregate exceeding $100,000 between such regular meetings of the Audit Committee. Any engagement pre-approved by the Chair between regular meetings of the Audit Committee shall be presented for ratification by the entire Audit Committee at its next regularly scheduled meeting.

ITEM 4(e)(2):
None, or 0%, of the services relating to the Audit-Related Fees, Tax Fees and All Other Fees paid by the Fund and MFS and MFS Related Entities relating directly to the operations and financial reporting of the Registrant disclosed above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit, review or attest services, if certain conditions are satisfied).

ITEM 4(f):  Not applicable.

ITEM 4(H): The Registrant's Audit Committee has considered whether the provision by a Registrant's independent registered public accounting firm of non-audit services to MFS and MFS Related Entities that were not pre-approved by the Committee (because such services were provided prior to the effectiveness of SEC rules requiring pre-approval or because such services did not relate directly to the operations and financial reporting of the Registrant) was compatible with maintaining the independence of the independent registered public accounting firm as the Registrant's principal auditors

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The Registrant has an Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The members of the Audit Committee are Messrs. Robert E. Butler, J. Dale Sherratt and Robert W. Uek and Ms. Laurie J. Thomsen.

ITEM 6. SCHEDULE OF INVESTMENTS

A schedule of investments of the Registrant is included as part of the report to shareholders of the Registrant under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

         The Board of Trustees and the Board of Managers of the investment companies (the "MFS Funds") advised by Massachusetts Financial Services Company ("MFS") have delegated to MFS the right and obligation to vote proxies for shares that are owned by the MFS Funds, in accordance with MFS' proxy voting policies and procedures (the "MFS Proxy Policies"). The MFS Proxy Policies are set forth below:

                    MASSACHUSETTS FINANCIAL SERVICES COMPANY

                      PROXY VOTING POLICIES AND PROCEDURES

             SEPTEMBER 17, 2003, AS REVISED ON SEPTEMBER 20, 2004,
                       MARCH 15, 2005 AND MARCH 1, 2006

         Massachusetts Financial Services Company, MFS Institutional Advisors, Inc. and MFS' other investment adviser subsidiaries (collectively, "MFS") have adopted proxy voting policies and procedures, as set forth below ("MFS Proxy Voting Policies and Procedures"), with respect to securities owned by the clients for which MFS serves as investment adviser and has the power to vote proxies, including the registered investment companies sponsored by MFS, other than the MFS Union Standard Equity Fund (the "MFS Funds"). References to "clients" in these policies and procedures include the MFS Funds and other clients of MFS, such as funds organized offshore, sub-advised funds and separate account clients, to the extent these clients have delegated to MFS the responsibility to vote proxies on their behalf under the MFS Proxy Voting Policies and Procedures.

                  The MFS Proxy Voting Policies and Procedures include:

                  A. Voting Guidelines;

                  B. Administrative Procedures;

                  C. Monitoring System;

                  D. Records Retention; and

                  E. Reports.

     A.  VOTING GUIDELINES

1.       GENERAL POLICY; POTENTIAL CONFLICTS OF INTEREST

         MFS' policy is that proxy voting decisions are made in what MFS believes to be the best long-term economic interests of MFS' clients, and not in the interests of any other party or in MFS' corporate interests, including interests such as the distribution of MFS Fund shares, administration of 401(k) plans, and institutional relationships.

         MFS has carefully reviewed matters that in recent years have been presented for shareholder vote by either management or shareholders of public companies. Based on the overall principle that all votes cast by MFS on behalf of its clients must be in what MFS believes to be the best long-term economic interests of such clients, MFS has adopted proxy voting guidelines, set forth below, that govern how MFS generally will vote on specific matters presented for shareholder vote. In all cases, MFS will exercise its discretion in voting on these matters in accordance with this overall principle. In other words, the underlying guidelines are simply that - guidelines. Proxy items of significance are often considered on a case-by-case basis, in light of all relevant facts and circumstances, and in certain cases MFS may vote proxies in a manner different from these guidelines.

         As a general matter, MFS maintains a consistent voting position on similar proxy proposals with respect to various issuers. In addition, MFS generally votes consistently on the same matter when securities of an issuer are held by multiple client accounts. However, MFS recognizes that there are gradations in certain types of proposals that might result in different voting positions being taken with respect to different proxy statements. There also may be situations involving matters presented for shareholder vote that are not clearly governed by the guidelines, such as proposed mergers and acquisitions. Some items that otherwise would be acceptable will be voted against the proponent when it is seeking extremely broad flexibility without offering a valid explanation. MFS reserves the right to override the guidelines with respect to a particular shareholder vote when such an override is, in MFS' best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS' clients.

         From time to time, MFS receives comments on these guidelines as well as regarding particular voting issues from its clients and corporate issuers. These comments are carefully considered by MFS, when it reviews these guidelines each year and revises them as appropriate.

         These policies and procedures are intended to address any potential material conflicts of interest on the part of MFS or its affiliates that are likely to arise in connection with the voting of proxies on behalf of MFS' clients. If such potential material conflicts of interest do arise, MFS will analyze, document and report on such potential material conflicts of interest (see Sections B.2 and E below), and shall ultimately vote the relevant proxies in what MFS believes to be the best long-term economic interests of its clients. The MFS Proxy Review Group is responsible for monitoring and reporting with respect to such potential material conflicts of interest.

2.       MFS' POLICY ON SPECIFIC ISSUES

         ELECTION OF DIRECTORS

         MFS believes that good governance should be based on a board with a majority of directors who are "independent" of management, and whose key committees (e.g., compensation, nominating, and audit committees) are comprised entirely of "independent" directors. While MFS generally supports the board's nominees in uncontested elections, we will withhold our vote for a nominee for a board of a U.S. issuer if, as a result of such nominee being elected to the board, the board would be comprised of a majority of members who are not "independent" or, alternatively, the compensation, nominating or audit committees would include members who are not "independent." MFS will also withhold its vote for a nominee to the board if we can determine that he or she failed to attend at least 75% of the board and/or relevant committee meetings in the previous year without a valid reason. In addition, MFS will withhold its vote for all nominees standing for election to a board of a U.S. issuer if we can determine: (1) if, since the last annual meeting of shareholders and without shareholder approval, the board or its compensation committee has repriced underwater options; or (2) if, within the last year, shareholders approved by majority vote a resolution recommending that the board rescind a "poison pill" and the board has failed to take responsive action to that resolution. Responsive action would include the rescission of the "poison pill"(without a broad reservation to reinstate the "poison pill" in the event of a hostile tender offer), or public assurances that the terms of the "poison pill" would be put to a binding shareholder vote within the next five to seven years.

         MFS evaluates a contested election of directors on a case-by-case basis considering the long-term financial performance of the company relative to its industry, management's track record, the qualifications of the nominees for both slates and an evaluation of what each side is offering shareholders.

         MFS votes for reasonably crafted proposals calling for directors to be elected with an affirmative majority of votes cast and/or the elimination of the plurality standard for electing directors (including binding resolutions requesting that the board amend the company's bylaws), provided the proposal includes a carve-out for a plurality voting standard when there are more director nominees than board seats (e.g., contested elections) ("Majority Vote Proposals").

         MFS considers voting against Majority Vote Proposals if the company has adopted, or has proposed to adopt in the proxy statement, formal corporate governance principles that present a meaningful alternative to the majority voting standard and provide an adequate response to both new nominees as well as incumbent nominees who fail to receive a majority of votes cast.

         MFS believes that a company's election policy should address the specific circumstances at that company. MFS considers whether a company's election policy articulates the following elements to address each director nominee who fails to receive an affirmative majority of votes cast in an election:

o Establish guidelines for the process by which the company determines the status of nominees who fail to receive an affirmative majority of votes cast and disclose the guidelines in the annual proxy statement;

o Guidelines should include a reasonable timetable for resolution of the nominee's status and a requirement that the resolution be disclosed together with the reasons for the resolution;

o Vest management of the process in the company's independent directors, other than the nominee in question; and

o Outline the range of remedies that the independent directors may consider concerning the nominee.

         CLASSIFIED BOARDS

         MFS opposes proposals to classify a board (e.g., a board in which only one-third of board members are elected each year). MFS supports proposals to declassify a board.

         NON-SALARY COMPENSATION PROGRAMS

         Restricted stock plans should reward results rather than tenure. In some cases, restricted stock is granted to the recipient at deep discounts to fair market value, sometimes at par value. The holder cannot sell for a period of years, but in the meantime the holder is able to vote and receive dividends. Eventually the restrictions lapse and the stock can be sold by the holder.

         MFS votes against stock option programs for officers, employees or non-employee directors that do not require an investment by the optionee, that give "free rides" on the stock price, or that permit grants of stock options with an exercise price below fair market value on the date the options are granted.

         MFS opposes stock option programs that allow the board or the compensation committee, without shareholder approval, to reprice underwater options or to automatically replenish shares (i.e., evergreen plans). MFS will consider on a case-by-case basis proposals to exchange existing options for newly issued options (taking into account such factors as whether there is a reasonable value-for-value exchange).

         MFS opposes stock option and restricted stock plans that provide unduly generous compensation for officers, directors or employees, or could result in excessive dilution to other shareholders. As a general guideline, MFS votes against stock option and restricted stock plans if all such plans for a particular company involve potential dilution, in the aggregate, of more than 15%. However, MFS may accept a higher percentage (up to 20%) in the case of startup or small companies which cannot afford to pay large salaries to executives, or in the case where MFS, based upon the issuer's public disclosures, believes that the issuer has been responsible with respect to its recent compensation practices, including the mix of the issuance of restricted stock and options.

         MFS votes in favor of stock option or restricted stock plans for non-employee directors as long as they satisfy the requirements set forth above with respect to stock option and restricted stock plans for company executives.

         EXPENSING OF STOCK OPTIONS

         While we acknowledge that there is no agreement on a uniform methodology for expensing stock options, MFS supports shareholder proposals to expense stock options because we believe that the expensing of options presents a more accurate picture of the company's financial results to investors. We also believe that companies are likely to be more disciplined when granting options if the value of stock options were treated as an expense item on the company's income statements.

         EXECUTIVE COMPENSATION

         MFS believes that competitive compensation packages are necessary to attract, motivate and retain executives. Therefore, MFS opposes shareholder proposals that seek to set limits on executive compensation. Shareholder proposals seeking to set limits on executive compensation tend to specify arbitrary compensation criteria. MFS also opposes shareholder requests for disclosure on executive compensation beyond regulatory requirements because we believe that current regulatory requirements for disclosure of executive compensation are appropriate and that additional disclosure is often unwarranted and costly. Although we support linking executive stock option grants to a company's stock performance, MFS opposes shareholder proposals that mandate a link of performance-based options to a specific industry or peer group index. MFS believes that compensation committees should retain the flexibility to propose the appropriate index or other criteria by which performance-based options should be measured. MFS evaluates other executive compensation restrictions (e.g., terminating the company's stock option or restricted stock programs, freezing executive pay during periods of large layoffs, and establishing a maximum ratio between the highest paid executive and lowest paid employee) based on whether such proposals are in the best long-term economic interests of our clients.

         EMPLOYEE STOCK PURCHASE PLANS

         MFS supports the use of a broad-based employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for no less than 85% of their market value and do not result in excessive dilution.

         "GOLDEN PARACHUTES"

         From time to time, shareholders of companies have submitted proxy proposals that would require shareholder approval of severance packages for executive officers that exceed certain predetermined thresholds. MFS votes in favor of such shareholder proposals when they would require shareholder approval of any severance package for an executive officer that exceeds a certain multiple of such officer's annual compensation that is not determined in MFS' judgment to be excessive.

         ANTI-TAKEOVER MEASURES

         In general, MFS votes against any measure that inhibits capital appreciation in a stock, including proposals that protect management from action by shareholders. These types of proposals take many forms, ranging from "poison pills" and "shark repellents" to super-majority requirements.

         MFS will vote for proposals to rescind existing "poison pills" and proposals that would require shareholder approval to adopt prospective "poison pills." Nevertheless, MFS will consider supporting the adoption of a prospective "poison pill" or the continuation of an existing "poison pill" if the following two conditions are met: (1) the "poison pill" allows MFS clients to hold an aggregate position of up to 15% of a company's total voting securities (and of any class of voting securities); and (2) either (a) the "poison pill" has a term of not longer than five years, provided that MFS will consider voting in favor of the "poison pill" if the term does not exceed seven years and the "poison pill" is linked to a business strategy or purpose that MFS believes is likely to result in greater value for shareholders; or (b) the terms of the "poison pill" allow MFS clients the opportunity to accept a fairly structured and attractively priced tender offer (e.g., a "chewable poison pill" that automatically dissolves in the event of an all cash, all shares tender offer at a premium price).

         MFS will consider on a case-by-case basis proposals designed to prevent tenders which are disadvantageous to shareholders such as tenders at below market prices and tenders for substantially less than all shares of an issuer.

         REINCORPORATION AND REORGANIZATION PROPOSALS

         When presented with a proposal to reincorporate a company under the laws of a different state, or to effect some other type of corporate reorganization, MFS considers the underlying purpose and ultimate effect of such a proposal in determining whether or not to support such a measure. While MFS generally votes in favor of management proposals that it believes are in the best long-term economic interests of its clients, MFS may oppose such a measure if, for example, the intent or effect would be to create additional inappropriate impediments to possible acquisitions or takeovers.

         ISSUANCE OF STOCK

         There are many legitimate reasons for issuance of stock. Nevertheless, as noted above under "Non-Salary Compensation Programs", when a stock option plan (either individually or when aggregated with other plans of the same company) would substantially dilute the existing equity (e.g., by approximately 15% or more), MFS generally votes against the plan. In addition, MFS votes against proposals where management is asking for authorization to issue common or preferred stock with no reason stated (a "blank check") because the unexplained authorization could work as a potential anti-takeover device.

         REPURCHASE PROGRAMS

         MFS supports proposals to institute share repurchase plans in which all shareholders have the opportunity to participate on an equal basis. Such plans may include a company acquiring its own shares on the open market, or a company making a tender offer to its own shareholders.

         CONFIDENTIAL VOTING

         MFS votes in favor of proposals to ensure that shareholder voting results are kept confidential. For example, MFS supports proposals that would prevent management from having access to shareholder voting information that is compiled by an independent proxy tabulation firm.

         CUMULATIVE VOTING

         MFS opposes proposals that seek to introduce cumulative voting and for proposals that seek to eliminate cumulative voting. In either case, MFS will consider whether cumulative voting is likely to enhance the interests of MFS' clients as minority shareholders. In our view, shareholders should provide names of qualified candidates to a company's nominating committee, which now for the first time (for U.S. listed companies) must be comprised solely of "independent" directors.

         WRITTEN CONSENT AND SPECIAL MEETINGS

         Because the shareholder right to act by written consent (without calling a formal meeting of shareholders) can be a powerful tool for shareholders, MFS generally opposes proposals that would prevent shareholders from taking action without a formal meeting or would take away a shareholder's right to call a special meeting of company shareholders.

         INDEPENDENT AUDITORS

         MFS believes that the appointment of auditors is best left to the board of directors of the company and therefore supports the ratification of the board's selection of an auditor for the company. Recently, some shareholder groups have submitted proposals to limit the non-audit activities of a company's audit firm. Some proposals would prohibit the provision of any non-audit services by a company's auditors to that company. MFS opposes proposals recommending the prohibition or limitation of the performance of non-audit services by an auditor, and proposals recommending the removal of a company's auditor due to the performance of non-audit work for the company by its auditor. MFS believes that the board, or its audit committee, should have the discretion to hire the company's auditor for specific pieces of non-audit work in the limited situations permitted under current law.

         BEST PRACTICES STANDARDS

         Best practices standards are rapidly developing in the corporate governance areas as a result of recent corporate scandals, the Sarbanes-Oxley Act of 2002 and revised listing standards on major stock exchanges. MFS generally support these developments. However, many issuers are not publicly registered, are not subject to these enhanced listing standards, or are not operating in an environment that is comparable to that in the United States. In reviewing proxy proposals under these circumstances, MFS votes for proposals that enhance standards of corporate governance so long as we believe that - given the circumstances or the environment within which the issuers operate - the proposal is consistent with the best long-term economic interests of our clients.

         SOCIAL ISSUES

         There are many groups advocating social change, and many have chosen the publicly-held corporation as a vehicle for advancing their agenda. Common among these are resolutions requiring the corporation to refrain from investing or conducting business in certain countries, to adhere to some list of goals or principles (e.g., environmental standards) or to promulgate special reports on various activities. MFS votes against such proposals unless their shareholder-oriented benefits will outweigh any costs or disruptions to the business, including those that use corporate resources to further a particular social objective outside the business of the company or when no discernible shareholder economic advantage is evident.

         The laws of various states may regulate how the interests of certain clients subject to those laws (e.g., state pension plans) are voted with respect to social issues. Thus, it may be necessary to cast ballots differently for certain clients than MFS might normally do for other clients.

         FOREIGN ISSUERS

         MFS will evaluate items on proxies for foreign companies in the context of the guidelines described above, as well as local market standards and best practices. Proxies for foreign companies often contain significantly more voting items than those of U.S. companies. Many of these items on foreign proxies involve repetitive, non-controversial matters that are mandated by local law. Accordingly, the items that are generally deemed routine and which do not require the exercise of judgment under these guidelines (and therefore voted in favor) for foreign issuers include the following: (i) receiving financial statements or other reports from the board; (ii) approval of declarations of dividends; (iii) appointment of shareholders to sign board meeting minutes; (iv) discharge of management and supervisory boards; (v) approval of share repurchase programs; (vi) election of directors in uncontested elections and (vii) appointment of auditors.

         In accordance with local law or business practices, many foreign companies prevent the sales of shares that have been voted for a certain period beginning prior to the shareholder meeting and ending on the day following the meeting ("share blocking"). Depending on the country in which a company is domiciled, the blocking period may begin a stated number of days prior to the meeting (e.g., one, three or five days) or on a date established by the company. While practices vary, in many countries the block period can be continued for a longer period if the shareholder meeting is adjourned and postponed to a later date. Similarly, practices vary widely as to the ability of a shareholder to have the "block" restriction lifted early (e.g., in some countries shares generally can be "unblocked" up to two days prior to the meeting whereas in other countries the removal of the block appears to be discretionary with the issuer's transfer agent). Due to these restrictions, MFS must balance the benefits to its clients of voting proxies against the potentially serious portfolio management consequences of a reduced flexibility to sell the underlying shares at the most advantageous time. For companies in countries with share blocking periods, the disadvantage of being unable to sell the stock regardless of changing conditions generally outweighs the advantages of voting at the shareholder meeting for routine items. Accordingly, MFS will not vote those proxies in the absence of an unusual, significant vote.

     B. ADMINISTRATIVE PROCEDURES

1.       MFS PROXY REVIEW GROUP

         The administration of these MFS Proxy Voting Policies and Procedures is overseen by the MFS Proxy Voting Committee, which includes senior personnel from the MFS Legal and Global Investment Support Departments. The MFS Proxy Voting Committee:

         a. Reviews these MFS Proxy Voting Policies and Procedures at least annually and recommends any amendments considered to be necessary or advisable;

         b. Determines whether any potential material conflicts of interest exist with respect to instances in which (i) MFS seeks to override these MFS Proxy Voting Policies and Procedures and (ii) votes on ballot items not clearly governed by these MFS Proxy Voting Policies and Procedures; and

         c. Considers special proxy issues as they may arise from time to time.

2.       POTENTIAL CONFLICTS OF INTEREST

         The MFS Proxy Voting Committee is responsible for monitoring potential material conflicts of interest on the part of MFS or its affiliates that could arise in connection with the voting of proxies on behalf of MFS' clients. Any significant attempt to influence MFS' voting on a particular proxy matter should be reported to the MFS Proxy Voting Committee.

         In cases where proxies are voted in accordance with these MFS Proxy Voting Policies and Procedures, no material conflict of interest will be deemed to exist. In cases where (i) MFS is considering overriding these MFS Proxy Voting Policies and Procedures, or (ii) matters presented for vote are not clearly governed by these MFS Proxy Voting Policies and Procedures, the MFS Proxy Voting Committee, or delegees, will follow these procedures:

         a. Compare the name of the issuer of such proxy against a list of significant current and potential (i) distributors of MFS Fund shares, (ii) retirement plans administered by MFS, and (iii) MFS institutional clients (the "MFS Significant Client List");

         b. If the name of the issuer does not appear on the MFS Significant Client List, then no material conflict of interest will be deemed to exist, and the proxy will be voted as otherwise determined by the MFS Proxy Voting Committee;

         c. If the name of the issuer appears on the MFS Significant Client List, then at least one member of the MFS Proxy Voting Committee will carefully evaluate the proposed vote in order to ensure that the proxy ultimately is voted in what MFS believes to be the best long-term economic interests of MFS' clients, and not in MFS' corporate interests; and

         d. For all potential material conflicts of interest identified under clause (c) above, the MFS Proxy Voting Committee will document: the name of the issuer, the issuer's relationship to MFS, the analysis of the matters submitted for proxy vote, and the basis for the determination that the votes ultimately were cast in what MFS believes to be the best long-term economic interests of MFS' clients, and not in MFS' corporate interests. A copy of the foregoing documentation will be provided to the MFS' Conflicts Officer.

         The members of the MFS Proxy Voting Committee are responsible for creating and maintaining the MFS Significant Client List, in consultation with MFS' distribution, retirement plan administration and institutional business units. The MFS Significant Client List will be reviewed and updated periodically, as appropriate.

3.       GATHERING PROXIES

         Most proxies received by MFS and its clients originate at Automatic Data Processing Corp. ("ADP") although a few proxies are transmitted to investors by corporate issuers through their custodians or depositories. ADP and issuers send proxies and related material directly to the record holders of the shares beneficially owned by MFS' clients, usually to the client's custodian or, less commonly, to the client itself. This material will include proxy cards, reflecting the proper shareholdings of Funds and of clients on the record dates for such shareholder meetings, as well as proxy statements with the issuer's explanation of the items to be voted upon.

         MFS, on behalf of itself and the Funds, has entered into an agreement with an independent proxy administration firm, Institutional Shareholder Services, Inc. (the "Proxy Administrator"), pursuant to which the Proxy Administrator performs various proxy vote related services, such as vote processing and recordkeeping functions for MFS' Funds and institutional client accounts. The Proxy Administrator receives proxy statements and proxy cards directly or indirectly from various custodians, logs these materials into its database and matches upcoming meetings with MFS Fund and client portfolio holdings, which are input into the Proxy Administrator's system by an MFS holdings datafeed. Through the use of the Proxy Administrator system, ballots and proxy material summaries for the upcoming shareholders' meetings of over 10,000 corporations are available on-line to certain MFS employees and the MFS Proxy Voting Committee.

4.       ANALYZING PROXIES

         Proxies are voted in accordance with these MFS Proxy Voting Policies and Procedures. The Proxy Administrator at the prior direction of MFS automatically votes all proxy matters that do not require the particular exercise of discretion or judgment with respect to these MFS Proxy Voting Policies and Procedures as determined by the MFS Proxy Voting Committee. With respect to proxy matters that require the particular exercise of discretion or judgment, MFS considers and votes on those proxy matters. Representatives of the MFS Proxy Voting Committee review, as appropriate, votes cast to ensure conformity with these MFS Proxy Voting Policies and Procedures.

         As a general matter, portfolio managers and investment analysts have little or no involvement in specific votes taken by MFS. This is designed to promote consistency in the application of MFS' voting guidelines, to promote consistency in voting on the same or similar issues (for the same or for multiple issuers) across all client accounts, and to minimize the potential that proxy solicitors, issuers, or third parties might attempt to exert inappropriate influence on the vote. In limited types of votes (e.g., corporate actions, such as mergers and acquisitions), a representative of MFS Proxy Voting Committee may consult with or seek recommendations from portfolio managers or analysts.(1) However, the MFS Proxy Voting Committee would ultimately determine the manner in which all proxies are voted.

--------
(1) From time to time, due to travel schedules and other commitments, an appropriate portfolio manager or research analyst is not available to provide a recommendation on a merger or acquisition proposal. If such a recommendation cannot be obtained within a few business days prior to the shareholder meeting, the MFS Proxy Review Group may determine to vote the proxy in what it believes to be the best long-term economic interests of MFS' clients.

         As noted above, MFS reserves the right to override the guidelines when such an override is, in MFS' best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS' clients. Any such override of the guidelines shall be analyzed, documented and reported in accordance with the procedures set forth in these policies.

5.       VOTING PROXIES

         In accordance with its contract with MFS, the Proxy Administrator also generates a variety of reports for the MFS Proxy Voting Committee, and makes available on-line various other types of information so that the MFS Proxy Voting Committee may review and monitor the votes cast by the Proxy Administrator on behalf of MFS' clients.

     C. MONITORING SYSTEM

         It is the responsibility of the Proxy Administrator and MFS' Proxy Voting Committee to monitor the proxy voting process. When proxy materials for clients are received, they are forwarded to the Proxy Administrator and are input into the Proxy Administrator's system. Through an interface with the portfolio holdings database of MFS, the Proxy Administrator matches a list of all MFS Funds and clients who hold shares of a company's stock and the number of shares held on the record date with the Proxy Administrator's listing of any upcoming shareholder's meeting of that company.

         When the Proxy Administrator's system "tickler" shows that the voting cut-off date of a shareholders' meeting is approaching, a Proxy Administrator representative checks that the vote for MFS Funds and clients holding that security has been recorded in the computer system. If a proxy card has not been received from the client's custodian, the Proxy Administrator calls the custodian requesting that the materials be forwarded immediately. If it is not possible to receive the proxy card from the custodian in time to be voted at the meeting, MFS may instruct the custodian to cast the vote in the manner specified and to mail the proxy directly to the issuer.

     D. RECORDS RETENTION

         MFS will retain copies of these MFS Proxy Voting Policies and Procedures in effect from time to time and will retain all proxy voting reports submitted to the Board of Trustees, Board of Directors and Board of Managers of the MFS Funds for the period required by applicable law. Proxy solicitation materials, including electronic versions of the proxy cards completed by representatives of the MFS Proxy Voting Committee, together with their respective notes and comments, are maintained in an electronic format by the Proxy Administrator and are accessible on-line by the MFS Proxy Voting Committee. All proxy voting materials and supporting documentation, including records generated by the Proxy Administrator's system as to proxies processed, including the dates when proxy ballots were received and submitted, and the votes on each company's proxy issues, are retained as required by applicable law.

     E. REPORTS

         MFS FUNDS

         MFS will report the results of its voting to the Board of Trustees, Board of Directors and Board of Managers of the MFS Funds. These reports will include: (i) a summary of how votes were cast; (ii) a review of situations where MFS did not vote in accordance with the guidelines and the rationale therefor; (iii) a review of the procedures used by MFS to identify material conflicts of interest; and (iv) a review of these policies and the guidelines and, as necessary or appropriate, any proposed modifications thereto to reflect new developments in corporate governance and other issues. Based on these reviews, the Trustees, Directors and Managers of the MFS Funds will consider possible modifications to these policies to the extent necessary or advisable.

ALL MFS ADVISORY CLIENTS

         At any time, a report can be printed by MFS for each client who has requested that MFS furnish a record of votes cast. The report specifies the proxy issues which have been voted for the client during the year and the position taken with respect to each issue.

         Generally, MFS will not divulge actual voting practices to any party other than the client or its representatives (unless required by applicable law) because we consider that information to be confidential and proprietary to the client.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

GENERAL. Information regarding the portfolio manager(s) of the MFS Special Value Trust (the "Fund") is set forth below.

 PORTFOLIO MANAGER        PRIMARY ROLE              SINCE               TITLE AND FIVE YEAR HISTORY
 -----------------        ------------              -----               -----------------------------
John Addeo                 Debt Securities             2002             Senior Vice President of MFS;
                           Portfolio Manager                            employed in the investment
                                                                        management area of MFS since
                                                                        1998.

Kenneth J. Enright        Equity Securities            2004             Senior Vice President of MFS;
                          Portfolio Manager                             employed in the investment
                                                                        management area of MFS since
                                                                        1986

  David P. Cole            Debt Securities          October 2006        Vice President of MFS;
                          Portfolio Manager                             employed in the investment
                                                                        management area of MFS since
                                                                        2004. High Yield Analyst at
                                                                        Franklin Templeton Investments
                                                                        from 1999 to 2004.

COMPENSATION. Portfolio manager total cash compensation is a combination of base salary and performance bonus:

    o Base Salary - Base salary represents a smaller percentage of portfolio manager total cash compensation (generally below 33%) than incentive compensation.

    o Performance Bonus - Generally, incentive compensation represents a majority of portfolio manager total cash compensation. The performance bonus is based on a combination of quantitative and qualitative factors, with more weight given to the former (generally over 60 %) and less weight given to the latter.

        >> The quantitative portion is based on pre-tax performance of all of the accounts managed by the portfolio manager (which includes the Fund and any other accounts managed by the portfolio manager) over a one-, three- and five-year period relative to the appropriate Lipper peer group universe and/or one or more benchmark indices with respect to each account. Primary weight is given to portfolio performance over a three-year time period with lesser consideration given to portfolio performance over one- and five-year periods (adjusted as appropriate if the portfolio manager has served for shorter periods).

        >> The qualitative portion is based on the results of an annual internal peer review process (conducted by other portfolio managers, analysts and traders) and management's assessment of overall portfolio manager contributions to investor relations and the investment process (distinct from fund and other account performance).

Portfolio managers also typically benefit from the opportunity to participate in the MFS Equity Plan. Equity interests and/or options to acquire equity interests in MFS or its parent company are awarded by management, on a discretionary basis, taking into account tenure at MFS, contribution to the investment process, and other factors.

Finally, portfolio managers are provided with a benefits package including a defined contribution plan, health coverage and other insurance, which are available to other employees of MFS on substantially similar terms. The percentage such benefits represent of any portfolio manager's compensation depends upon the length of the individual's tenure at MFS and salary level, as well as other factors.

OWNERSHIP OF FUND SHARES. The following table shows the dollar range of equity securities of the Fund beneficially owned by the Fund's portfolio manager as of the Fund's fiscal year ended October 31, 2006. The following dollar ranges apply:

         N. None
         A. $1 - $10,000
         B. $10,001 - $50,000
         C. $50,001 - $100,000
         D. $100,001 - $500,000
         E. $500,001 - $1,000,000
         F. Over $1,000,000

NAME OF PORTFOLIO MANAGER              DOLLAR RANGE OF EQUITY SECURITIES IN FUND
-------------------------              -----------------------------------------
John Addeo                                                 N
Kenneth J. Enright                                         N
David P. Cole                                              N

OTHER ACCOUNTS. In addition to the Fund, the Fund's portfolio manager is responsible (either individually or jointly) for the day-to-day management of certain other accounts, the number and total assets of which as of the Fund's fiscal year ended October 31, 2006 were as follows:

                           REGISTERED INVESTMENT        OTHER POOLED INVESTMENT
                                 COMPANIES                     VEHICLES                 OTHER ACCOUNTS
                           ---------------------        -----------------------         --------------
                         NUMBER OF                     NUMBER OF                    NUMBER OF
         NAME            ACCOUNTS*    TOTAL ASSETS*    ACCOUNTS     TOTAL ASSETS    ACCOUNTS    TOTAL ASSETS
John Addeo                  14        $4.8 billion         3       $492.7 million       2          $536.2
                                                                                                  million
Kenneth J. Enright          11        $23.4 billion        0            N/A             2       $1.8 billion
David P. Cole               11        $4.4 billion         2       $225.2 million       0           N/A

-----------------
* Includes the Fund.

Advisory fees are not based upon performance of any of the accounts identified in the table above.

POTENTIAL CONFLICTS OF INTEREST. MFS seeks to identify potential conflicts of interest resulting from a portfolio manager's management of both the Fund and other accounts, and has adopted policies and procedures designed to address such potential conflicts.

The management of multiple funds and accounts (including proprietary accounts) may give rise to potential conflicts of interest if the funds and accounts have different objectives and strategies, benchmarks, time horizons and fees as a portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. In certain instances there may be securities which are suitable for the Fund's portfolio as well as for accounts of MFS or its subsidiaries with similar investment objectives. A Fund's trade allocation policies may give rise to conflicts of interest if the Fund's orders do not get fully executed or are delayed in getting executed due to being aggregated with those of other accounts of MFS or its subsidiaries. A portfolio manager may execute transactions for another fund or account that may adversely impact the value of the Fund's investments. Investments selected for funds or accounts other than the Fund may outperform investments selected for the Fund.

When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by MFS to be fair and equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Fund is concerned. In most cases, however, MFS believes that the Fund's ability to participate in volume transactions will produce better executions for the Fund.

MFS does not receive a performance fee for its management of the Fund. As a result, MFS and/or a portfolio manager may have a financial incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor accounts other than the Fund - for instance, those that pay a higher advisory fee and/or have a performance fee.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

=====================================================================================================================
                                                MFS SPECIAL VALUE TRUST
---------------------------------------------------------------------------------------------------------------------
                                                                                                 (D) MAXIMUM NUMBER
                                                                       (C) TOTAL NUMBER OF         (OR APPROXIMATE
                                                                       SHARES PURCHASED AS         DOLLAR VALUE) OF
                                                      (B) AVERAGE       PART OF PUBLICLY         SHARES THAT MAY YET
                             (A) TOTAL NUMBER OF       PRICE PAID        ANNOUNCED PLANS         BE PURCHASED UNDER
PERIOD                        SHARES PURCHASED         PER SHARE           OR PROGRAMS          THE PLANS OR PROGRAMS
=====================================================================================================================
    11/1/05-11/30/05                  0                   n/a                   0                       673,558
    12/1/05-12/31/05                  0                   n/a                   0                       673,558
     1/1/06-1/31/06                   0                   n/a                   0                       673,558
     2/1/06-2/28/06                   0                   n/a                   0                       673,558
     3/1/06-3/31/06                   0                   n/a                   0                       679,033
     4/1/06-4/30/06                   0                   n/a                   0                       679,033
     5/1/06-5/31/06                   0                   n/a                   0                       679,033
     6/1/06-6/30/06                   0                   n/a                   0                       679,033
     7/1/06-7/31/06                   0                   n/a                   0                       679,033
     8/1/06-8/31/06                   0                   n/a                   0                       679,033
     9/1/06-9/30/06                   0                   n/a                   0                       679,033
    10/1/06-10/31/06                  0                   n/a                   0                       679,033
          TOTAL                       0                   N/A                   0
======================================================================================================================

Note: The Board of Trustees approves procedures to repurchase shares annually. The notification to shareholders of the program is part of the semi-annual and annual reports sent to shareholders. These annual programs begin on March 1st of each year. The programs conform to the conditions of Rule 10b-18 of the securities Exchange Act of 1934 and limit the aggregate number of shares that may be purchased in each annual period (March 1 through the following February
28) to 10% of the Registrant's outstanding shares as of the first day of the plan year (March 1). The aggregate number of shares available for purchase for the __________ plan year are ________.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may send recommendations to the Board for nominees to the Registrant's Board since the Registrant last provided disclosure as to such procedures in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Based upon their evaluation of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act")) as conducted within 90 days of the filing date of this Form N-CSR, the registrant's principal financial officer and principal executive officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no changes in the registrant's internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter covered by the report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

    (1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Code of Ethics attached hereto.
    (2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2): Attached hereto.
    (3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the Registrant to 10 or more persons. Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for the purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference: Attached hereto.

                                     NOTICE

A copy of the Amended and Restated Declaration of Trust of the Registrant is on file with the Secretary of State of the Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and the obligations of or arising out of this instrument are not binding upon any of the Trustees or shareholders individually, but are binding only upon the assets and property of the respective constituent series of the Registrant.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant MFS SPECIAL VALUE TRUST
           --------------------------------------------------------------------


By (Signature and Title)* MARIA F. DWYER
                          -----------------------------------------------------
                          Maria F. Dwyer, President

Date: December 22, 2006
      -----------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* MARIA F. DWYER
                          -----------------------------------------------------
                          Maria F. Dwyer, President (Principal Executive
                          Officer)

Date: December 22, 2006
      -----------------


By (Signature and Title)* TRACY ATKINSON
                          -----------------------------------------------------
                          Tracy Atkinson, Treasurer (Principal Financial Officer and Accounting Officer)

Date: December 22, 2006
      -----------------


* Print name and title of each signing officer under his or her signature.